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                                                                    EXHIBIT 10.3


                         ARGO FEDERAL SAVINGS BANK, FSB
                              EMPLOYMENT AGREEMENT
                             AS AMENDED AND RESTATED
                             AS OF NOVEMBER 1, 1999


         This AGREEMENT is restated, amended and made effective as of November 1, 1999, by and among ARGO FEDERAL SAVINGS BANK, FSB (the "Bank"), a federally chartered savings institution, with its principal administrative office at 7600 West 63rd Street, Summit, Illinois 60501, ARGO BANCORP, INC., a corporation organized under the laws of the State of Delaware, the holding company for the Bank (the "Holding Company"), and JOHN G. YEDINAK ("Executive").

         WHEREAS, the Bank wishes to assure itself of the continued services of Executive for the period provided in this Agreement; and

         WHEREAS, Executive is willing to serve in the employ of the Bank on a permanent basis for said period.

         NOW THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:


1.       POSITION AND RESPONSIBILITIES

     During the period of Executive's employment hereunder, Executive agrees to serve as Vice-Chairman, President and Chief Executive Officer of the Bank. Executive shall render administrative and management services to the Bank such as are customarily performed by persons situated in a similar executive capacity. During said period, Executive also agrees to serve, if elected, as an officer and director of the Holding Company or any subsidiary of the Bank.


2.       TERMS AND DUTIES

         (a) The period of Executive's employment under this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of thirty-six (36) calendar months thereafter. Commencing on the first anniversary date of this Agreement, and continuing on each anniversary thereafter, the disinterested members of the board of directors of the Bank ("Board") may extend the Agreement an additional year such that the remaining term of the Agreement shall be three years, unless the Executive elects not to extend the term of this Agreement by giving written notice in accordance with
Section 9 of this Agreement. The Board will review the Agreement and Executive's performance annually for purposes of determining whether to extend the Agreement and the rationale and results thereof shall be included in the minutes of the Board's meeting. The Board shall give notice to the Executive as soon as possible after such review as to whether the Agreement is to be extended.
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         (b) During the period of Executive's employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote such amounts of his business time, attention, skill, and efforts reasonably required for the faithful performance of his duties hereunder including activities and services related to the organization, operation and management of the Bank and participation in community and civic organizations; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Bank, or materially affect the performance of Executive's duties pursuant to this Agreement.

         (c) Notwithstanding anything herein to the contrary, Executive's employment with the Bank may be terminated by the Bank or the Executive during the term of this Agreement, subject to the terms and conditions of this Agreement.


3.     COMPENSATION AND REIMBURSEMENT

         (a) The Bank shall pay Executive as compensation a salary of not less than $167,107.00 per year ("Base Salary"). Base Salary shall include any amounts of compensation deferred by Executive under any qualified or non-qualified plan maintained by the Bank. Such Base Salary shall be payable bi-weekly. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually; the first such review will be made no later than one year from the date of this Agreement. Such review shall be conducted by the Board or by a Committee of the Board, delegated such responsibility by the Board. The Committee or the Board may increase Executive's Base Salary. Any increase in Base Salary shall become the "Base Salary" for purposes of this Agreement. In addition to the Base Salary provided in this Section 3(a), the Bank shall also provide Executive, at no cost to Executive, with all such other benefits as are provided uniformly to permanent full-time employees of the Bank.

         (b) The Executive shall be entitled to participate in any employee benefit plans ("Benefit Plans"), arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit from immediately prior to the beginning of the term of this Agreement, and the Bank will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would materially adversely affect Executive's rights or benefits thereunder; provided, however, that the Bank may make such changes to such plans, arrangements or perquisites generally provided to all Bank employees on a non-discriminatory basis. The Bank may acquire "Key Man" insurance on Executive upon such terms and conditions as may be determined from time to time by the Bank. Upon an Event of Termination as defined below, the Bank shall transfer an "Key Man" life insurance, if any is owned by the Bank, to Executive. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive shall be entitled to participate in or receive benefits under any Benefit

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Plans including but not limited to, stock grants, restricted stock, stock options (and other option derived benefits), Employee Stock Ownership Plans ("ESOP"), or any other stock-based benefit plan, retirement plans, supplemental retirement plans, pension plans, profit-sharing plans, health-and-accident plans, medical coverage or any other employee benefit plan or arrangement made available by the Bank in the future to its senior executives and key management employees with awards, grants, levels and benefits for Executive equal at least to levels customary in the industry for persons of like title, authority and responsibility as Executive and with levels of Executive's past participation in the Benefit Plans of the Bank, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Executive shall be entitled to incentive compensation and bonuses as provided in any plan of the Bank in which Executive is eligible to participate. Nothing paid to the Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which the Executive is entitled under this Agreement.

         (c) In addition to the Base Salary provided for by paragraph (a) of this Section 3 and other compensation provided for by paragraph (b) of this
Section 3, the Bank shall pay or reimburse Executive for all travel, entertainment and other reasonable expenses incurred in the performance of Executive's obligations under this Agreement and may provide such additional compensation in such form and such amounts as the Board may from time to time determine.

         (d) In addition to Executive's Base Salary as provided in paragraph (a) of this Section 3 and any incentive compensation or discretionary bonus otherwise paid or payable to other senior executives or to Executive exclusively, the Bank shall annually award a Fixed Incentive Award to Executive in an amount equal to two percent (2%) of the Bank's pre-tax profit on an unconsolidated basis. The Fixed Incentive Award shall be calculated annually for the period August 1 through July 31 each year. The Fixed Incentive Award shall be paid to Executive or his designated beneficiary upon the earlier of (i) the termination by the Bank of his employment for other than Termination for Cause;
(ii) the expiration of this Agreement; (iii) his death or Disability; or (iv) annually upon the anniversary of this Agreement. In the event Executive is subject to Termination for Cause or voluntarily terminates his employment, other than upon an Event of Termination as defined below, Executive shall forfeit all rights to the Fixed Incentive Award provided under this paragraph.


4.       PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION

         (a) Upon the occurrence of an Event of Termination (as herein defined) during the Executive's term of employment under this Agreement, the provisions of this Section shall apply. As used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Bank or the Holding Company of Executive's full-time employment hereunder for any reason other than a termination governed by Section 5(a), for Disability, as defined in Section 7 hereof, or Termination for Cause, as defined in Section 8 hereof; (ii) Executive's resignation from the Bank's employ upon any (A) failure to elect or reelect or to appoint or reappoint Executive as Vice-Chairman, President and Chief Executive Officer, unless

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consented to by the Executive, (B) a material change in Executive's function, duties, or responsibilities, which change would cause Executive's position to become one of lesser responsibility, importance, or scope from the position and attributes thereof described in Section 1, above, unless consented to by Executive, (C) a relocation of Executive's principal place of employment by more than thirty (30) miles from its location at the effective date of this Agreement, unless consented to by the Executive, (D) a material reduction in the benefits and perquisites to the Executive from those being provided as of the effective date of this Agreement, unless consented to by the Executive, or (E) a liquidation or dissolution of the Bank or Holding Company, or (F) breach of this Agreement by the Bank. Upon the occurrence of any event described in clauses
(A), (B), (C), (D), (E) or (F), above, Executive shall have the right to elect to terminate his employment under this Agreement by resignation upon not less than thirty (30) days prior written notice given within a reasonable period of time not to exceed, except in the case of a continuing breach, four (4) calendar months after the event giving rise to said right to elect.

         (b) Upon the occurrence of an Event of Termination, the Bank shall be obligated to pay Executive, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, the following payments and benefits:

                  (i) Base Salary for the remaining term of the Agreement which shall be the highest annual Base Salary paid prior to Executive's termination of employment with the Holding Company or Bank, and which shall be increased annually during the remaining term of the Agreement at a rate of 4% per year ("Adjusted Base Salary").

                  (ii) Bonuses, the Fixed Incentive Award and other incentive payments for the remaining term of the Agreement which shall be calculated as the highest percentage of Base Salary, such bonuses and incentive payments represented prior to Executive's termination of employment with the Holding Company or Bank multiplied by the Adjusted Base Salary each year during the remaining term of the Agreement ("Adjusted Bonus").

                  (iii) Continuation for the remaining term of the Agreement of Executive's and Executive's dependents' participation in any life, medical, health, disability, dental insurance or any other "welfare plan" (as such is defined in Section 3 (1) of the Employee Retirement Security Act of 1974 as amended from time to time ("ERISA") in which Executive participates in on the day prior to the effective date of this Agreement (each being a "Welfare Plan"), subject to the same premium contributions on the part of Executive as were required immediately prior to the Event of Termination.

                  (iv) A benefit equal to the product of (i) the highest annual allocation of ESOP shares Executive had previously received under the ESOP and
(ii) the lesser of (x) the remaining number of years remaining in the term of the Agreement or (y) the number of annual allocations scheduled to be made under the ESOP immediately prior to the Event of Termination.

                  (v) A benefit equal to the (i) additional employer contributions and (ii) net return on all contributions, to which Executive would have been entitled during the remaining term of the Agreement under any other qualified or non-qualified defined contribution plan offered by

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the Holding Company or the Bank assuming that Executive was 100% vested,
Executive made the maximum allowable contributions or deferrals under such plans, Executive's compensation reflected Adjusted Base Salary and Adjusted Bonus and assuming the crediting of interest on contributions being equal to the return provided during the five (5) year period immediately preceding the Event of Termination.

                  (vi) A benefit equal to the difference between (i) the benefits under any qualified or non-qualified pension plan (as defined in Section 3 (2)(A) of ERISA) which he would have earned or accrued during the remaining term of the Agreement assuming such benefit was vested and is calculated using Adjusted Base Salary and Adjusted Bonus as appropriate in the formula for Accrued Benefit under the plans and assuming such benefit was calculated without making any reduction in the Accrued Benefit due to the benefit being provided prior to the normal retirement age as set out in the pension plan and (ii) the accrued benefit Executive is vested in at the time of the Event of Termination.

                  (vii) A benefit under any non-qualified Supplemental Executive Retirement Plan ("SERP") maintained by the Holding Company or the Bank which Executive would have earned each year within the remaining term of the Agreement, using compensation values which take into account Adjusted Base Salary and Adjusted Bonus and further assuming that the qualified plans to which the SERP refers provide the benefits generally provided to Executive under their terms during the five year period immediately prior to the Event of Termination, the limitations on compensation and benefits under the Code remained fixed at their levels as of the time of the Event of Termination, and the ESOP continued to allocate unallocated shares according to its loan amortization schedule in place on the last day of the ESOP Plan Year immediately prior to the Event of Termination up to the point at which the ESOP would be fully allocated.

                  (viii) The benefit (net of deferrals) which would have been earned each year of the remaining term of the Agreement under any other non-qualified deferred compensation arrangements offered by the Holding Company or the Bank calculated using compensation values which take into account Adjusted Base Salary and Adjusted Bonus and which assume a percentage of deferred compensation equal to the highest percentage of compensation actually deferred during the five (5) year period immediately preceding the Event of Termination and assuming the crediting of interest on deferred monies equal to the return provided during the five (5) year period immediately preceding the Event of Termination.

                  (ix) A benefit consisting of the award, allocation or grant of stock, restricted stock, stock options or any other stock or stock-related benefit which would have been made to Executive under any and all stock based qualified or non-qualified compensation plans or arrangements offered by Holding Company or the Bank immediately prior to or during the term of the Agreement at either (A) the highest level of award possible for Executive under the terms of plans which provide awards based upon levels of individual or group or institutional performance goals, or (B) if awards are made at the discretion of the Holding Company or Bank, then at a level consistent with awards made in the industry for persons of similar title, authority and responsibility and Executive's past level of benefit under such plans. Such award, allocation or grant as provided herein shall be deemed 100% vested immediately.

                  (x) Any award of stock options (or option derived benefits) to Executive which have been made under a stock option plan or the stock option feature of a broader compensation plan which have not already vested shall be made fully vested and further, at the election of

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Executive, any stock options shall be subsequently cancelled by Executive in consideration for a payment from the Holding Company in an amount equal to the product of (i) the number of stock options cancelled and (ii) the difference between (x) the fair market value (at the time of cancellation) of the stock upon which the option was issued and (y) the exercise price of the stock option.

                  (xi) Any award of restricted stock or a stock grant (or award and grant derived benefits) to Executive which have been made under a stock grant plan or feature of a broader compensation plan which have not already vested shall be made fully vested and further, at the election of Executive, any stock awarded under such a plan shall at the election of Executive be subject to a put option entitling Executive to sell all or some portion of such stock to the Holding Company at the then fair market value.

                  (xii) For the purpose of calculating benefits to be provided during the remaining term of the Agreement, benefits shall be provided in the form and calculated as described above. In the event that a benefit otherwise payable in a stock form cannot be provided in stock, such benefit will be provided in the form of cash using the greater of the fair market value of the stock at the time of the distribution of the benefit or the closing price of the stock on the day prior to the time of distribution or the last day of trading prior to the time of distribution.

         (c) At the election of the Executive, which election is to be made prior to an Event of Termination, such payments shall be made in a lump sum. In the event that no election is made, payment to Executive will be made on a bi-weekly basis in approximately equal installments during the remaining term of the Agreement. Such payments shall not be reduced in the event the Executive obtains other employment following termination of employment.

         (d) No payments pursuant to this subsection shall, in the aggregate, exceed three times Executive's average annual compensation for the five most recent taxable years that Executive has been employed by the Bank or such lesser number of years in the event that Executive shall have been employed by the Bank for less than five years. For purposes of this subsection 4(b), "average annual compensation" shall be the average annual compensation as defined in Section 5(c) of this Agreement. In the event the Bank is not in compliance with its minimum capital requirements or if such payments pursuant to this subsection (b) would cause the Bank's capital to be reduced below its minimum regulatory capital requirements, such payments shall be deferred until such time as the Bank or successor thereto is in capital compliance.


5.       CHANGE IN CONTROL

         (a) For purposes of this Agreement, a "Change in Control" of the Bank or Holding Company shall mean an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) results in a

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Change in Control of the Bank or the Holding Company within the meaning of the
Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20 % or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any Benefit Plan of the Bank or the Holding Company, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required regulatory approvals not including the lapse of any statutory waiting periods.

         (b) If a Change in Control has occurred pursuant to Section 5(a) or the Board has determined that a Change in Control has occurred, Executive shall be entitled to the benefits provided in paragraphs (c), and (d) of this Section 5 upon his subsequent termination of employment at any time during the term of this Agreement due to: (1) Executive's dismissal or (2) Executive's voluntary resignation following any demotion, loss of title, office or significant authority or responsibility, reduction in annual compensation or material reduction in benefits or relocation of his principal place of employment by more than thirty (30) miles from its location immediately prior to the Change in Control, unless such termination is because of his death or Termination for Cause, provided, however, that such payments shall be reduced by any payment made under Section 4 of this Agreement.

         (c) Upon Executive's entitlement to benefits pursuant to Section 5(b), the Bank shall pay Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, a sum equal to the greater of: (1) the payments due for the remaining term of the Agreement; or
2) three (3) times Executive's average annual compensation for the five (5) most recent taxable years that Executive has been employed by the Bank or such lesser number of years in the event that Executive shall have been employed by the Bank for less than five (5) years; provided however, that no payments pursuant to this subsection shall exceed three (3) times the Executive's average annual compensation for the five (5) most recent taxable years that the


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Executive has been employed by the Bank or such lesser number of years in the event the Executive shall have been employed by the Bank for less than five (5) years. For purposes of this Agreement, such average annual compensation shall include Base Salary, commissions, bonuses (including the Fixed Incentive Award), contributions on Executive's behalf to any pension and/or profit sharing plan, severance payments, retirement payments, directors or committee fees, fringe benefits, and payment of expense items without accountability or business purpose or that do not meet the IRS requirements for deductibility by the Bank. In the event the Bank is not in compliance with its minimum capital requirements or if such payments would cause the Bank's capital to be reduced below its minimum regulatory capital requirements, such payments shall be deferred until such time as the Bank or successor thereto is in capital compliance. At the election of the Executive, which election is to be made prior to a Change in Control, such payment may be made in a lump sum. In the event that no election is made, payment to the Executive will be made on a bi-weekly basis in approximately equal installments over a period of thirty-six (36) months following the Executive's termination. Such payments shall not be reduced in the event Executive obtains other employment following termination of employment.

         (d) Upon the Executive's entitlement to benefits pursuant to Section 5(b), the Bank will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank for Executive and his dependents prior to his severance at no premium cost to the Executive, except to the extent that such coverage may, be changed in its application for all Bank employees on a non-discriminatory basis. Such coverage and payments shall cease upon the expiration of thirty-six (36) months following the Date of Termination.

         (e) In the event that the Executive is receiving bi-weekly payments pursuant to Section 5(c) hereof, on an annual basis, thereafter, between the dates of January 1 and January 31 of each year, Executive shall elect whether the balance of the amount payable under the Agreement at that time shall be paid in a lump sum or on a pro rata basis pursuant to such section. Such election shall be irrevocable for the year for which such election is made.


6.      CHANGE OF CONTROL RELATED PROVISIONS

     Notwithstanding the paragraphs of Section 5, in no event shall the aggregate payments or benefits to be made or afforded to Executive under said paragraphs (the "Termination Benefits") constitute an "excess parachute payment" under Section 28OG of the Code or any successor thereto, and in order to avoid such a result, Termination Benefits will be reduced, if necessary, to an amount (the "Non-Triggering Amount"), the value of which is one dollar ($1.00) less than an amount equal to three (3) times Executive's "base amount", as determined in accordance with said Section 280G. The allocation of the reduction required hereby among the Termination Benefits provided by Section 5 shall be determined by Executive.

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7.       TERMINATION FOR DISABILITY; DEATH BENEFIT

         (a) If, as a result of Executive's incapacity due to physical or mental illness, such incapacity being determined by a doctor selected by the Bank, he shall have been absent from his duties with the Bank on a full-time basis for six (6) consecutive months, and within thirty (30) days after written notice of potential termination is given he shall not have returned to the full-time performance of his duties, the Bank may terminate Executive's employment for "Disability.

         (b) The Bank will pay Executive, as disability pay, a bi-weekly payment equal to one hundred percent (100%) of Executive's bi-weekly rate of Base Salary on the effective date of such termination. These disability payments shall commence on the effective date of Executive's termination and will end on the earlier of (i) the date Executive returns to the full-time employment of the Bank in the same capacity as he was employed prior to his termination for Disability and pursuant to an employment agreement between Executive and the Bank; (ii) Executive's full-time employment by another employer; (iii) Executive attaining the normal age of retirement or receiving benefits under any Defined Benefit Plan of the Bank; (iv) Executive's death; or (v) the expiration of the term of this Agreement. Notwithstanding any other provisions to the contrary, the Bank may apply any proceeds from disability income insurance for Executive which was paid for by the Bank or Holding Company as partial satisfaction of the Bank's obligations under this Section.

         (c) The Bank will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank for Executive and his dependents prior to his termination for Disability. This coverage and payments shall cease upon the earlier of (i) the date Executive returns to the full-time employment of the Bank, in the same capacity as he, was employed prior to his termination for Disability and pursuant to an employment agreement between Executive and the Bank; (ii) Executive's full-time employment by another employer; (iii) Executive's attaining the normal age of retirement or receiving benefits under any Defined Benefit Plan of the Bank;
(iv) the Executive's death; or (v) the expiration of the term of this Agreement.

         (d) Notwithstanding the foregoing, there will be no reduction in the compensation otherwise payable to Executive during any period which Executive is incapable of performing his duties hereunder by reason of temporary disability.

         (e) Notwithstanding anything to the contrary contained herein, upon the death of the Executive during the term hereof, the Estate of the Executive shall be paid his Base Compensation and Fixed Incentive Award for a period of twelve
(12) months following the death of the Executive, unless the remaining term of the Agreement is less than twelve (12) months then the Estate of the Executive shall be paid the Base Compensation and Fixed Incentive Award through the remaining term of the Agreement.

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8.       TERMINATION FOR CAUSE

         (a) The term "Termination for Cause" shall mean termination because of Executive's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order or material breach of any provision of this Agreement. Notwithstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to his a Notice of Termination which shall include a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for his, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. Except as provided in Section 8(b) hereof, Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause except for compensation and benefits already vested. During the period beginning on the date of the Notice of Termination for Cause pursuant to Section 9 hereof through the Date of Termination, stock options and related limited rights granted to Executive under any stock option plan shall not be exercisable nor shall any unvested awards granted to Executive under any stock benefit plan of the Bank, the Holding Company or any subsidiary or affiliate thereof vest. At the Date of Termination, such stock options and related limited rights and such unvested awards shall become null and void and shall not be exercisable by or delivered to Executive at any time subsequent to such Date of Termination for Cause.

         (b) If, within thirty (30) days after Notice of Termination for Cause is received by Executive, the Executive notifies the Bank that a dispute exists concerning the termination ("Notice of Dispute"), the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a Notice of Dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. In the event the Executive pursues resolution of such dispute through arbitration in accordance with the rules of the American Arbitration Association then in effect, the Bank will continue to pay Executive his Base Salary in effect when the Notice of Dispute notice giving rise to the dispute was given until the earlier of- 1) the resolution of the dispute pursuant to arbitration in accordance with this Agreement or 2) six months from the Date of Termination as specified in the Notice of Termination for Cause.


9.    NOTICE

         (a) Any purported termination by the Bank or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

         (b) "Date of Termination" shall mean the date specified in the Notice of Termination (which, in the case of a Termination for Cause, shall not be less than thirty days from the date such Notice of Termination is given.).

         (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Bank will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and the Executive shall continue as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

         (d) The Bank may terminate the Executive's employment at any time, but any termination by the Bank, other than Termination for Cause, shall not prejudice Executive's right to compensation or other benefits under this Agreement or under any other benefit or compensation plans or programs maintained by the Bank from time to time. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 8 hereinabove.


10.    POST-TERMINATION OBLIGATIONS

         (a) All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with paragraph (b) of this Section 10 during the term of this Agreement and for one (1) full year after the expiration or termination hereof.

         (b) Executive shall, upon reasonable notice, furnish such information and assistance to the Bank as may reasonably be required by the Bank in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party. The Bank will reimburse the Executive for reasonable costs incurred by the Executive in connection with furnishing such information and assistance to the Bank.

11.      CONFIDENTIALITY

         Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Bank and affiliates thereof, as it may exist from time to time, is a valuable, special and unique asset of the business of the Bank. Executive win not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Bank or affiliates thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever, unless expressly authorized by the Board of Directors or required by law. Notwithstanding the foregoing, Executive may disclose any knowledge of legal, banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Bank. In the event of a breach or threatened breach by Executive of the provisions of this Section, the Bank will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Bank or affiliates thereof, or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Bank from pursuing any other remedies available to the Bank for such breach or threatened breach, including the recovery of damages from Executive.


 12.      SOURCE OF PAYMENTS

         (a) All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Bank. The Holding Company, however, unconditionally guarantees payment and provision of all amounts and benefits due hereunder to Executive and, if such amounts and benefits due from the Bank are not timely paid or provided by the Bank, such amounts and benefits shall be paid or provided by the Holding Company.

         (b) Notwithstanding any provision herein to the contrary, to the extent that payments and benefits, as provided by this Agreement, are paid to or received by Executive under the Employment Agreement dated and effective November 1, 1999, between Executive and the Holding Company, except to the extent that Base Salary is paid by the Holding Company under the Holding Company Agreement with respect to duties performed pursuant thereto, such compensation payments and benefits paid by the Holding Company will be subtracted from any amounts due simultaneously to Executive under similar provisions of this Agreement.


13.      EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS

     This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Bank or any predecessor of the Bank and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to his without reference to this Agreement.


14.       NO ATTACHMENT

         (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

         (b) This Agreement shall be binding upon, and inure to the benefit of, Executive and the Bank and their respective successors and assigns.


15.       MODIFICATION AND WAIVER

         (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

         (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.


16.       REQUIRED PROVISIONS

         (a) The Bank may terminate Executive's employment at any time, but any termination by the Bank, other than Termination for Cause, shall not prejudice Executive's right to compensation or other benefits under this Agreement. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 8 hereinabove.

         (b) If Executive is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section g(e)(3) or 8(g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1818(e)(3) or (g)(1); the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay

Executive all or part of the compensation withheld while the respective obligations under this Agreement were suspended and (ii) reinstate (in whole or in part) any of the obligations which were suspended.

         (c) If Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1818(e)(4) or (g)(1), all obligations of the institution under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties hereto shall not be affected.

         (d) If the Bank is in default as defined in Section 3(x)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1813(x)(1) all obligations of the Bank under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

         (e) All obligations of the Bank under this Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Bank, (i) by the Director of the OTS (or his designee) or the FDIC, at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1823(c); or
(ii) by the Director of the OTS (or his designee) at the time the Director (or his designee) approves a supervisory merger to resolve problems related to the operations of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

         (f) Any payments made to Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon compliance with 12
U.S.C.ss.1828(k) and 12 C.F.R.ss.545.121 and any rules and regulations promulgated thereunder.


17.      SEVERABILITY

         If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.


18.       HEADINGS FOR REFERENCE ONLY

     The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

19.       GOVERNING LAW

     The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Illinois, but only to the extent not superseded by federal law.


20.      ARBITRATION

         Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by Executive within fifty
(50) miles from the location of the Bank, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

     In the event any dispute or controversy arising under or in connection with Executive's termination is resolved in favor of Executive, whether by judgment, arbitration or settlement, Executive shall be entitled to the payment of all back-pay, including salary, bonuses (including the Fixed Incentive Award) and all other cash compensation, fringe benefits including those accruing under any Benefit and any compensation and benefits due Executive under this Agreement.


21.      PAYMENT OF COSTS AND LEGAL FEES

     All reasonable costs and legal fees paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Bank if Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement.


22.      INDEMNIFICATION

         (a) The Bank shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense and shall indemnify Executive (and the Executive's heirs, executors and administrators) to the fullest extent permitted under federal law against all expenses and liabilities reasonably incurred by his in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Bank (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements.

         (b) Any payments made to Executive pursuant to this Section are subject to and conditioned upon compliance with 12 C. F. R.ss.545.121 and any rules or regulations promulgated thereunder.


23.      SUCCESSOR TO THE BANK

         The Bank shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Bank or the Holding Company, expressly and unconditionally to assume and agree to perform the Bank's obligations under this Agreement, in the same manner and to the same extent that the Bank would be required to perform if no such succession or assignment had taken place.

ARGO BANCORP, INC.


By: /s/
-------------------------------------------
Name:
Title:


ARGO FEDERAL SAVINGS BANK


By: /s/
-------------------------------------------
Name:
Title:


EXECUTIVE:

/s/ JOHN G. YEDINAK
-------------------------------------------
         JOHN G. YEDINAK

                               ARGO BANCORP, INC.
                              EMPLOYMENT AGREEMENT
                            AS AMENDED AND RESTATED
                             AS OF NOVEMBER 1, 1999


         This AGREEMENT is made effective as of November 1, 1999, by and between ARGO BANCORP, INC. (the "Holding Company"), a corporation organized under the laws of Delaware, with its principal administrative office at 7600 West 63rd Street, Summit, Illinois 60501, and FRANCES M. PITTS (the "Executive"). Any reference to "Bank" herein shall mean Argo Federal Savings Bank, F.S.B. a federally chartered stock savings bank or any successor thereto.

         WHEREAS, the Holding Company wishes to assure itself of the continued services of Executive for the period provided in this Agreement; and

         WHEREAS, the Executive is willing to continue to serve in the employ of the Holding Company for said period.

         NOW THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:

1.       POSITION AND RESPONSIBILITIES

         During the period of her employment hereunder, Executive agrees to serve as Executive Vice-President, General Counsel and Secretary of the Holding Company. The Executive shall render administrative and management services to the Holding Company and shall have such responsibilities and authority over the management and operation of the Holding Company as Executive had prior to the date hereof. During said period, Executive also agrees to serve, if elected, as an officer and director of any subsidiary of the Holding Company. Failure to reelect Executive as Vice-President and General Counsel of the Holding Company or failure to reelect Executive as Vice-President and General Counsel of the Bank without the consent of the Executive shall constitute a breach of this Agreement.

2.       TERMS

         (a) The period of Executive's employment under this Agreement shall be deemed to have commenced as of the date first above written (the "Effective Date") and shall continue for a period of sixty (60) full calendar months thereafter. Commencing on the first date of this Agreement and continuing on each anniversary thereafter, the Board of Directors ("Board") may extend the Agreement an additional year such that the remaining term of the Agreement shall be five years unless the Holding Company Executive elects not to extend the term of the Agreement further by giving written notice to the other party in accordance with Section 9 of this Agreement, in which case the term of this Agreement shall be fixed and shall end on the fifth anniversary of the date of such written notice. The Board will review the Agreement and the Executive's performance annually for purposes of determining whether to give notice not to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting.

         (b) During the period of her employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote such amounts of her business time, attention, skill, and efforts reasonably required for the faithful performance of her duties hereunder including activities and services related to the organization, operation and management of the Holding Company and participation in community and civic organizations; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Holding Company, or materially affect the performance of Executive's duties pursuant to this Agreement.

         (c) Notwithstanding anything herein contained to the contrary: (i) Executive's employment with the Holding Company may be terminated by the Holding Company or Executive during the term of this Agreement, subject to the terms and conditions of this Agreement; and (ii) nothing in this Agreement shall mandate or prohibit a continuation of Executive's employment following the expiration of the term of this Agreement upon such terms and conditions as the Board and Executive may mutually agree.

         (d) Upon the termination of Executive's employment with the Holding Company, the daily extensions provided pursuant to section 2(a), shall cease (if such extensions have not previously ceased), and, if such termination is under circumstances described in section 4(a), the term "remaining term of the Agreement" in section 4(b) shall mean the period of time commencing from the date of such termination and ending on the last day of the employment period computed with reference to all extensions prior to such termination.

         (e) In the event that Executive's duties and responsibilities with respect to the Bank are temporarily or permanently terminated pursuant to the Employment Agreement dated November 1, 1999 (or any successor agreement thereto) between Executive and the Bank ("Bank Agreement") and the course of conduct upon which such termination is based would not constitute grounds for Termination for Cause under Section 8 of this Agreement then Executive shall, to the extent practicable, assume such duties and responsibilities formerly performed at the Bank as part of her duties and responsibilities as Vice-President and General Counsel of the Holding Company. Nothing in this provision shall be interpreted as restricting the Holding Company's right to remove Executive for Cause in accordance with Section 8 of this Agreement.

3.       COMPENSATION AND REIMBURSEMENT

         (a) The Holding Company shall pay Executive as compensation under this Agreement a salary of not less than $38,300.00 per year. The compensation specified under this Agreement, together with a portion of that compensation that otherwise would be paid by the Bank pursuant to the Bank Agreement ("Base Salary"), shall constitute the consideration paid for the duties described in
Section 1. Base Salary shall also include any amounts of compensation deferred by Executive under a qualified plan maintained by the Bank. Such Base Salary shall be payable bi-weekly. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually; the first such review will be made no later than one year from the date of this Agreement. Such review shall be conducted by the Compensation Committee designated by the Board, and the Board may increase Executive's Base Salary. An increase shall become the "Base Salary" for purposes of this Agreement. In no event shall Executive's annual rate of salary under this Agreement in effect at a particular time be reduced without her prior written consent. In addition to the Base Salary provided in this Section 3(a), the Holding Company shall also provide Executive at no cost to Executive with all such other benefits as are provided uniformly to permanent full-time employees of the Holding Company and the Bank.

         (b) The Holding Company will provide Executive with employee benefit plans, arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit from immediately prior to the beginning of the term of this Agreement, and the Holding Company will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would adversely affect Executive's rights or benefits thereunder, provided, however, that the Holding Company may make such changes to such plans, agreements or perquisites generally provided on a nondiscriminatory basis to all employees, without the Executive's consent. The Holding Company may acquire "Key Man" insurance on Executive upon such terms and conditions as may be determined from time to time by the Holding Company. Upon an Event of Termination as defined below, the Holding Company shall transfer all "Key Man" life insurance if any is owned by the Bank or the Holding Company to Executive. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive will be entitled to participate in and receive benefits under any employee benefit plans ("Benefit Plans") whether tax qualified or not, including, but not limited to, stock grants, restricted stock, stock options (and other option derived benefits), Employee Stock Ownership Plans ("ESOP"), or any other stock based benefit plan, retirement plans, supplemental retirement plans, pension plans, profit-sharing plans, health-and-accident plan, medical coverage or any other Benefit Plan or arrangement made available by the Holding Company or the Bank in the future to its senior executives and key management employees, with awards, grants and levels of benefits for Executive equal to at least levels customary in the industry for persons of like title, authority and responsibility as Executive and with levels of Executive's past participation in the Benefit Plans of the Holding Company or Bank subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements.

         Because the Holding Company has determined to pay a portion of Base Salary that might otherwise be attributable to the Executive's efforts on behalf of the Bank, in order that the Bank may continue to increase levels of capital while making available sufficient levels of compensation as are necessary to retain other senior executives instrumental to the continuing success of the Bank, all Base Salary earned by the Executive from the Holding Company pursuant to this Agreement and the Bank pursuant to the Bank Agreement shall be considered when determining the maximum extent that the Executive can participate under any Benefit Plan offered by either the Holding Company or the Bank. Executive will be entitled to incentive compensation and bonuses as provided in any plan of the Holding Company in which Executive is eligible to participate. Nothing paid to the Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which the Executive is entitled under this Agreement.

         (c) In addition to the Base Salary provided for by paragraph (a) of this Section 3 and other compensation provided for by paragraph (b) of this
Section 3, the Holding Company shall provide Executive with a late model automobile ("Automobile"), or Automobile allowance in lieu thereof, and shall pay or reimburse Executive for all business entertainment expense, travel, Automobile maintenance, operation and insurance and any other reasonable expenses incurred by Executive to performing her obligations under this Agreement and may provide such additional compensation in such form and such amounts as the Board may from time to time determine.

         (d) In the event that Executive assumes additional duties and responsibilities pursuant to Section 2(c) of this Agreement by reason of one of the circumstances contained in Section 2(c) of this Agreement, and the Executive receives or will receive less than the full amount of compensation and benefits formerly entitled to him under the Bank Agreement, the Holding Company shall assume the obligation to provide Executive with compensation and benefits in accordance with the Bank Agreement, less any compensation and benefits received from the Bank, subject to the terms and conditions of this Agreement including the Termination for Cause provisions in Section 8.

         (e) In addition to Executive's Base Salary as provided in paragraph (a) of this Section 3 and any incentive compensation or discretionary bonus otherwise paid or payable to other senior executives or to this Executive exclusively, the Holding Company shall annually award a Fixed Incentive Award to Executive in an amount equal to one (1%) percent of the pre-tax profit of the Holding Company and each separately incorporated or organized subsidiary, on an unconsolidated basis, except to the extent paid under the terms of the Bank Agreement. The Fixed Incentive Award shall be calculated annually for the year and shall be paid to the Executive within thirty (30) days from receipt and final acceptance be the Board of the pre tax profits for such period. The Fixed Incentive Award shall be paid to Executive or her designated beneficiary upon the earlier of (i) the termination by the Holding Company of her employment for other than Termination for Cause; (ii) the expiration of this Agreement; (iii) her death or Disability; or (iv) annually, upon the anniversary of this Agreement. In the event Executive is subject to Termination for Cause or voluntarily terminates her employment, Executive shall forfeit all rights to the Fixed Incentive Award provided under this paragraph.

4.       PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION

         The provisions of this Section shall in afl respects be subject to the terms and conditions stated in Section 8.

         (a) Upon the occurrence of an Event of Termination (as herein defined) during the Executive's term of employment under this Agreement, the provisions of this Section shall apply.

As used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Holding Company of Executive's full-time employment hereunder for any reason other than for Disability, as defined in Section 6 hereof; upon Retirement, as defined in
Section 7 hereof; or for Cause, as defined in Section 8 hereof; (ii) Executive's resignation from the Holding Company's employ, upon any (A) failure to elect or reelect or to appoint or reappoint Executive as Vice-President and General Counsel, or failure to nominate or re-nominate or elect or re-elect Executive to the Board of Directors, (B) a material change in Executive's function, duties, or responsibilities, which change would cause Executive's position to become one of lesser responsibility, importance, or scope from the position and attributes thereof described in Section 1, above, (and any such material adverse change shall be deemed a continuing breach of this Agreement), (C) a relocation of Executive's principal place of employment by more than 30 miles from its location at the effective date of this Agreement, (D) failure to provide the benefits required under Section 3(b) of this Agreement, or a material reduction in the benefits and perquisites to the Executive from those being provided as of the effective date of this Agreement, (E) liquidation or dissolution of the Bank or Holding Company, or (F) material breach of this Agreement by the Holding Company. Upon the occurrence of any event described in clauses (A), (B), (C),
(D), (E) or (F) above, Executive shall have the right to elect to terminate her employment under this Agreement by resignation upon not less than thirty (30) days prior written notice given within a reasonable period of time not to exceed, except in case of a continuing breach, four calendar months after the event giving rise to said right to elect.

         (b) Upon the occurrence of an Event of Termination, the Holding Company shall be obligated to pay Executive, or, in the event of her subsequent death, her beneficiary or beneficiaries, or her estate, as the case may be, the following payments and benefits:

                  (i) Base Salary for the remaining term of the Agreement which shall be the highest annual Base Salary paid prior to Executive's termination of employment with the Holding Company or Bank, and which shall be increased annually during the remaining term of the Agreement at a rate of 4% per year ("Adjusted Base Salary").

                  (ii) Bonuses, the Fixed Incentive Award and other incentive payments for the remaining term of the Agreement which shall be calculated as the highest percentage of Base Salary such bonuses and incentive payments represented prior to Executive's termination of employment with the Holding Company or Bank multiplied by the Adjusted Base Salary each year during the remaining term of the Agreement ("Adjusted Bonus").

                  (iii) Continuation for the remaining term of the Agreement of Executive's and her dependents' participation in any life, medical, health, disability, dental insurance or any other "welfare plan" (as such is defined in Section 3 (1) of the Employee Retirement Security Act of 1974 as amended from time to time ("ERISA") in which Executive participates in on the day prior to the effective date of this Agreement (each being a "Welfare Plan"), subject to the same premium contributions on the part of Executive as were required immediately prior to the Event of Termination.

                  (iv) A benefit equal to the product of (i) the highest annual allocation of ESOP shares Executive had previously received under the ESOP and (ii) the lesser of (x) the remaining number of years remaining in the term of the Agreement or (y) the number of annual allocations scheduled to be made under the ESOP immediately prior to the Event of Termination.

                  (v) A benefit equal to the (i) additional employer contributions and (ii) net return on all contributions, to which Executive would have been entitled during the remaining term of the Agreement under any other qualified or non-qualified defined contribution plan offered by the Holding Company or the Bank assuming that Executive was 100% vested, Executive made the maximum allowable contributions or deferrals under such plans, Executive's compensation reflected Adjusted Base Salary and Adjusted Bonus and assuming the crediting of interest on contributions being equal to the return provided during the five (5) year period immediately preceding the Event of Termination.

                  (vi) A benefit equal to the difference between (i) the benefits under any qualified or non-qualified pension plan (as defined in Section 3 (2)(A) of ERISA) which he would have earned or accrued during the remaining term of the Agreement assuming such benefit was vested and is calculated using Adjusted Base Salary and Adjusted Bonus as appropriate in the formula for Accrued Benefit under the plans and assuming such benefit was calculated without making any reduction in the Accrued Benefit due to the benefit being provided prior to the normal retirement age as set out in the pension plan and (ii) the accrued benefit Executive is vested in at the time of the Event of Termination.

                  (vii) A benefit under any non-qualified Supplemental Executive Retirement Plan ("SERP") maintained by the Holding Company or the Bank which Executive would have earned each year within the remaining term of the Agreement, using compensation values which take into account Adjusted Base Salary and Adjusted Bonus and further assuming that the qualified plans to which the SERP refers provide the benefits generally provided to Executive under their terms during the five year period immediately prior to the Event of Termination, the limitations on compensation and benefits under the Code remained fixed at their levels as of the time of the Event of Termination, and the ESOP continued to allocate unallocated shares according to its loan amortization schedule in place on the last day of the ESOP Plan Year immediately prior to the Event of Termination up to the point at which the ESOP would be fully allocated;

                  (viii) The benefit (net of deferrals) which would have been earned each year of the remaining term of the Agreement under any other non-qualified deferred compensation arrangements offered by the Holding Company or the Bank calculated using compensation values which take into account Adjusted Base Salary and Adjusted Bonus and which assume a percentage of deferred compensation equal to the highest percentage of compensation actually deferred during the five (5) year period immediately preceding the

         Event of Termination and assuming the crediting of interest on deferred monies equal to the return provided during the five (5) year period immediately preceding the Event of Termination;

                  (ix) A benefit consisting of the award, allocation or grant of stock, restricted stock, stock options or any other stock or stock-related benefit which would have been made to Executive under any and all stock based qualified or non-qualified compensation plans or arrangements offered by Holding Company or the Bank immediately prior to or during the term of the Agreement at either (A) the highest level of award possible for Executive under the terms of plans which provide awards based upon levels of individual or group or institutional performance goals, or (B) if awards are made at the discretion of the Holding Company or Bank, then at a level consistent with awards made in the industry for persons of similar title, authority and responsibility and Executive's past level of benefit under such plans. Such award, allocation or grant as provided herein shall be deemed 100% vested immediately.

                  (x) Any award of stock options (or option de-rived benefits) to Executive which have been made under a stock option plan or the stock option feature of a broader compensation plan which have not already vested shall be made fully vested and further, at the election of Executive, any stock options shall be subsequently cancelled by Executive in consideration for a payment from the Holding Company in an amount equal to the product of (i) the number of stock options cancelled and (ii) the difference between (x) the fair market value (at the time of cancellation) of the stock upon which the option was issued and (y) the "exercise price of the stock option;

                  (xi) Any award of restricted stock or a stock grant (or award and grant derived benefits) to Executive which have been made under a stock grant plan or feature of a broader compensation plan which have not already vested shall be made fully vested and further, at the election of Executive, any stock awarded under such a plan shall at the election of Executive be subject to a put option entitling Executive to sell all or some portion of such stock to the Holding Company at the then fair market value.

                  (xii) For the purpose of calculating benefits to be provided during the remaining term of the Agreement, benefits shall be provided in the form and calculated as described above. In the event that a benefit otherwise payable in a stock form cannot be provided in stock, such benefit will be provided in the form of cash using the greater of the fair market value of the stock at the time of the distribution of the benefit or the closing price of the stock on the day prior to the time of distribution or the last day of trading prior to the time of distribution.

         (c) At the election of the Executive, which election must be made prior to or on the Date of Termination, such payments shall be made in a lump sum or paid monthly during the remaining term of the Agreement following the Executive's termination. In the event that no election is made, payment to the Executive will be made on a monthly basis during the remaining term of the Agreement. Such payments shall not be reduced in the event the Executive obtains other employment following termination of employment. In the event that the Executive is receiving monthly payments pursuant to this Section 4, on an annual basis, thereafter, between the dates of January 1 and January 31 of each year, Executive shall elect whether, the balance of the amount payable under the Agreement at that time shall be paid in a lump sum or on a pro rata basis. Such election shall be irrevocable for the year for which such election is made.

5.       CHANGE IN CONTROL

         (a) No benefit shall be payable under this Section 5 unless there shall have been a Change in Control of the Bank or the Holding Company as set forth below. For purposes of this Agreement, a "Change in Control" of the Bank or Holding Company shall mean an event of a nature that: (i) would be required to be reported in response to Item l(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company in connection with the conversion of the Bank to the stock form and any securities purchased by any Benefit Plan of the Bank, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity, or (D) a proxy statement is distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

         (b) If any of the events described in Section 5(a) hereof constituting a Change in Control have occurred or the Board has determined that a Change in Control has occurred, Executive shall be entitled to the benefits provided in paragraphs (c), (d), (e) and (f) of this Section 5 upon her subsequent termination of employment at any time during the term of this Agreement (regardless of whether such termination results from her dismissal or her resignation at any time during the term of this Agreement following any demotion, loss of title, office or significant authority or responsibility, reduction in the annual compensation or benefits or relocation of her principal place of employment by more than 30 miles from its location immediately prior to the Change in Control), unless such termination is because of her death, or Termination for Cause provided, however, that such payments shall be reduced by any payment made under Section 4 of this Agreement.

         (c) Upon the occurrence of a Change in Control followed by the Executive's termination of employment, the Holding Company shall pay Executive, or in the event of her subsequent death, her beneficiary or beneficiaries, or her estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to five (5) times the average of the three (3) preceding years' (i) Base Salary, (ii) any other taxable income including but not limited to the vesting of stock grants or restricted stock, the exercise of stock options, the distribution of previously deferred compensation, including Fixed Incentive Award, bonuses and any other cash or deferred compensation paid or to be paid to the Executive during such years, and (iii) the amount of any contributions made or to be made to any Benefit Plans whether tax qualified or non-qualified including but not limited to defined benefit pension plans, defined contribution plans, SERP'S, ESOP'S, Welfare Plans, stock option benefits, stock grant benefits, on behalf of the Executive, maintained by the Bank or the Holding Company during such years. At the election of the Executive, which election must be made prior to or on the Date of Termination following a Change in Control, such payment may be made in a lump sum or paid in equal bi-weekly installments during the sixty (60) months following the Executive's termination. In the event that no election is made, payment to the Executive will be made on a bi-weekly basis during the remaining term of the Agreement.

         (d) Upon the occurrence of a Change in Control followed by the Executive's termination of employment, the Holding Company will cause to be continued life, medical, dental and disability coverage for Executive and any of her dependents covered under such plans prior to the Change in Control, substantially identical to the coverage maintained by the Bank or the Holding Company for Executive and her dependents prior to her severance. Such coverage and payments shall cease upon the expiration of sixty (60) months. If Executive or any dependent should die during this sixty (60) month period, coverage for the remaining parties shall continue for the remainder of the sixty (60) month period.

         (e) In the event that the Executive is receiving bi-weekly payments pursuant to Section 5(c) hereof, on an annual basis, thereafter, between the dates of January 1 and January 31 of each year, Executive shall elect whether the balance of the amount payable under the Agreement at that time shall be paid in a lump sum or on a pro rata basis pursuant to such section. Such election shall be irrevocable for the year for which such election is made.

         (f) Notwithstanding the preceding paragraphs of this Section 5, in the event that: for any taxable year in which the Executive shall be liable, as determined for the payment of an excise tax under Section 4999 of the Code, with respect to any payment in the nature of the compensation made by the Company or the Bank to (or for the benefit of) Executive, the Company shall pay to the Executive an amount determined under the following formula:

                  An amount equal to:  (E x P) + X

         WHERE:

                  X =                 E x P
                           --------------------------------
                           1-[(FI x (1-SLI)) + SLI + E]

                  E = the rate at which the excise tax is assessed under Section 4999 of the Code;

                  P = the amount with respect to which such excise tax is assessed, determined without regard to this Section 5;

                  FI= the highest marginal rate of deferral income tax applicable to Executive under the Code for the taxable year in question; and

                  SLI= the sum of the highest marginal rates of income, unemployment, social security, medicare and any other payroll tax applicable to Executive under applicable state and local laws for the taxable year in question.

         With respect to any payment in the nature of compensation that is made to (or for the benefit of) Executive under the terms of this Agreement or otherwise and on which an excise tax under Section 4999 of the Code will be assessed, the payment determined under this Section 5 shall be made to Executive on the earlier of (i) the date the Company is required to withhold such tax, or
(ii) the date the tax is required to be paid by Executive.

         Notwithstanding the foregoing, if it shall subsequently be determined in a final judicial determination or a final administrative settlement to which Executive is a party that the excess parachute payment as defined in Section 4999 of the Code, reduced as described above, is more than the amount determined as "P", above (such greater amount being hereafter referred to as the "Determinative Excess Parachute Payment") then the Company's independent accountants shall determine the amount (the "Adjustment Amount") the Company must pay to the Executive, in order to put the Executive (or the Company, as the case may be) in the same position as the Executive (or the Company, as the case may be) would have been if the amount determined as "P" above had been equal to the Determinative Excess Parachute Payment. In determining the Adjustment

Amount, the independent accountants shall take into account any and all taxes (including any penalties and interest) paid by or for Executive or refunded to Executive or for Executive's benefit. As soon as practicable after the Adjustment Amount has been so determined, the Company shall pay the Adjustment Amount to Executive.

         In each calendar year that Executive receives payments or benefits under the Employment Agreement, Executive shall report on her income tax returns such information as is consistent with the determination made by the independent accountants of the Company as described above. The Company shall indemnify and hold Executive harmless from any and all losses, costs and expenses (including without limitation, reasonable attorney's fees, interest, fees and penalties) which Executive incurs as a result of so reporting such information. Executive shall promptly notify the Company in writing whenever the Executive receives notice of the institution of a judicial or administrative proceeding, formal or informal, in which the federal tax treatment under Section 4999 of the Code of any amount paid or payable under this Supplemental Agreement is being reviewed or is in dispute. The Company shall assume control at its expense over all legal and accounting matters pertaining to such federal tax treatment (except to the extent necessary or appropriate for Executive to resolve any such proceeding with respect to any matter unrelated to amounts paid or payable pursuant to this Agreement) and Executive shall cooperate fully with the Company in any such proceeding. The Executive shall not enter into any compromise or settlement or otherwise prejudice any rights the Company may have in connection therewith without prior consent to the Company.


6.       ACTION FOR DISABILITY; DEATH OF EXECUTIVE

         (a) If, as a result of Executive's incapacity due to physical or mental illness, such incapacity being determined by a doctor selected by the Holding Company, he shall have been absent from her duties with the Holding Company on a full-time basis for six (6) consecutive months, and within thirty (30) days after written notice of potential termination is given he shall not have returned to the full-time performance of her duties, the Holding Company may terminate Executive's employment for "Disability."

         (b) The Holding Company will pay Executive, as disability pay, a bi-weekly payment equal to one hundred percent (100%) of Executive's bi-weekly rate of Base Salary on the effective date of such termination. These disability payments shall commence on the effective date of Executive's termination and will end on the earlier of (i) the date Executive returns to the full-time employment of the Holding Company in the same capacity as he was employed prior to her Termination for Disability and pursuant to an employment agreement between Executive and the Holding Company; (ii) Executive's full-time employment by another employer; (iii) Executive ag the normal age of retirement or receiving benefits under any Defined Benefit Plan of the Bank or Holding Company; (iv) Executive's death; or (v) the expiration of the term of this Agreement. Notwithstanding any other provisions to the contrary, the Holding Company may apply any proceeds from disability income insurance for Executive which was paid for by the Bank or

Holding Company as partial satisfaction of its obligations under this Section.

         (c) The Holding Company will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Holding Company for Executive and her dependents prior to her Termination for Disability. This coverage and payments shall cease upon the earlier of (i) the date Executive returns to the full-time employment of the Holding Company, in the same capacity as he was employed prior to her Termination for Disability and pursuant to an employment agreement between Executive and the Holding Company; (ii) Executive's full-time employment by another employer; (iii) Executive's attaining the normal age of retirement or receiving benefits under any Defined Benefit Plan of the Bank or Holding Company; (iv) the Executive's death; or (v) the expiration of the term of this Agreement.

         (d) Notwithstanding the foregoing, there will be no reduction in the compensation otherwise payable to Executive during any period which Executive is incapable of performing her duties hereunder by reason of temporary disability.

         (e) Notwithstanding anything to the contrary contained herein, upon the death of the Executive during the term hereof, the Estate of the Executive shall be paid her Base Compensation and Fixed Incentive Award for a period of twelve
(12) months following the death of the Executive, unless the remaining term of the Agreement is less than twelve (12) months then the Estate of the Executive shall be paid the Base Compensation and Fixed Incentive Award through the remaining term of the Agreement.



7.       TERMINATION UPON RETIREMENT

         Termination by the Holding Company of the Executive based on "Retirement" shall mean termination in accordance with the Holding Company's or Bank's retirement policy or in accordance with any retirement arrangement established with Executive's consent with respect to him. Upon termination of Executive upon Retirement, Executive shall be entitled to all benefits under any retirement plan of the Holding Company or the Bank and other plans to which Executive is a party, and shall be entitled to the benefits, if any, as a former employee under the Holding Company's or the Bank's Benefit Plans and programs and compensation plans and programs.


8.       TERMINATION FOR CAUSE

         The term "Termination for Cause" shall mean termination because of personal dishonesty which results in loss to the Company or one of its affiliates, intentional failure to perform stated duties, or willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease and desist order which results in substantial loss to the Holding Company or one of its affiliates. For purposes of this Section, no act, or the failure to act, on Executive's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or its affiliates. Notwithstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to him a Notice of Termination which shall include a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause. Any stock options and related limited rights granted to Executive under any stock option plan, or any unvested awards granted to Executive under any RRP of MRP of the Bank, the Holding Company or any subsidiary or affiliate thereof, shall become null and void effective upon Executive's receipt of Notice of Termination for Cause pursuant to Section 9 hereof, and shall not be exercisable by or delivered to Executive at any time subsequent to such Termination for Cause.


9.       NOTICE

         (a) Any purported termination by the Holding Company or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

         (b) Subject to Section 9(c), "Date of Termination" shall mean (A) if Executive's employment is terminated for Disability, thirty (30) days after a Notice of Termination is given (provided that he shall not have returned to the performance of her duties on a full-time basis during such thirty (30) day period, and (B) if her employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a Termination for Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given).

         (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, except upon the occurrence of a Change in Control and voluntary termination by the Executive in which case the Date of Termination shall be the date specified in the Notice, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Holding Company will continue to pay Executive her full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and the Executive shall continue as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

         (d) The Holding Company may terminate the Executive's employment at any time, but any termination by the Holding Company, other than Termination for Cause, shall not prejudice Executive's right to compensation or other benefits under this Agreement or under any other benefit or compensation plans or programs maintained by the Holding Company from time to time. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 8 hereinabove.


10.      POST-TERMINATION OBLIGATIONS

         (a) All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with paragraph (b) of this Section 10 during the term of this Agreement and for one (1) full year after the expiration or termination hereof.

         (b) Executive shall, upon reasonable notice, furnish such information and assistance to the Holding Company as may reasonably be required by the Holding Company in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party. The Holding Company will reimburse the Executive for reasonable costs incurred by the Executive in connection with furnishing such information and assistance to the Holding Company.


11.      NON-DISCLOSURE OF HOLDING COMPANY BUSINESS

         Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Holding Company and affiliates thereof, as it may exist from time to time, is a valuable, special and unique asset of the business of the Holding Company. Executive will not, during or after the term of her employment, disclose any knowledge of the past, present, planned or considered business activities of the Bank or affiliates thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Holding Company. In the event of a breach or threatened breach by the Executive of the provisions of this Section, the Holding Company will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Holding Company or affiliates thereof, or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Holding Company from pursuing any other remedies available to the Holding Company for such breach or threatened breach, including the recovery of damages from Executive.


12.      SOURCE OF PAYMENTS

         All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Holding Company subject to Section 13 hereof. The Holding Company may use insurance proceeds especially obtained therefore as partial payment in the event of disability.


13.      EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS

         This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Holding Company or any predecessor of the Holding Company and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.


14.      EFFECT OF ACTION UNDER BANK AGREEMENT

         Notwithstanding any provision herein to the contrary, to the extent that payments and benefits, as provided by this Agreement, are paid to or received by Executive under the Bank Agreement (or any successor thereto), except to the extent that Base Salary is paid under the Bank Agreement with respect to duties performed thereto, such compensation payments and benefits paid by the Bank will be subtracted from any amount due simultaneously to Executive under similar provisions of this Agreement. Payments pursuant to this Agreement and the Bank Agreement shall be allocated in proportion to the level of activity and the time expended on such activities by the Executive as determined by the Holding Company and the Bank on an annual basis.


15.      NO ATTACHMENT

         (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

16.      MODIFICATION AND WAIVER

         (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

         (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.


17.      SUCCESSOR AND ASSIGNS.

         This Agreement will inure to the benefit of and be binding upon Executive, her legal representatives and testate or intestate distributees, and the Holding Company, its successors and assigns, including any successor by purchase, merger, consolidation or otherwise or a statutory receiver or any other person or firm or corporation to which all or substantially all of the assets and business of the Holding Company may be sold or otherwise transferred. Any such successor of the Holding Company shall be deemed to have assumed this Agreement and to have become obligated hereunder to the same extent as the Holding Company, and Executive's obligations hereunder shall continue in favor of such successor.


18.      SEVERABILITY

         If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.


19.      HEADINGS FOR REFERENCE ONLY

         The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

20.      GOVERNING LAW

         This Agreement shall be governed by the laws of the State of Illinois, unless otherwise specified herein.

21.      ARBITRATION

         Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Executive within fifty (50) miles from the location of the Holding Company, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of her right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

         In the event any dispute or controversy arising under or in connection with Executive's termination is resolved in favor of the Executive, whether by judgment, arbitration or settlement, Executive shall be entitled to the payment of all back-pay, including salary, bonuses, Fixed Incentive Award and any other cash compensation, fringe benefits including those accruing under any Benefit Plan, and any compensation and benefits due Executive under this Agreement.


22.      INDEMNIFICATION AND ATTORNEYS' FEES

         (a) The Holding Company shall indemnify, hold harmless and defend Executive against reasonable costs, including legal fees, incurred by him in connection with her consultation with legal counsel or arising out of any action, suit or proceeding in which he may be involved, as a result of her efforts, in good faith, to defend or enforce the terms of this Agreement. such reimbursement shall be made within ten (10) days of Executive providing written documentation of such expense.

         (b) In the event any dispute or controversy arising under or in connection with Executive's termination is resolved in favor of the Executive, whether by judgment, arbitration or settlement, Executive shall be entitled to the payment of all back-pay, including salary, bonuses, Fixed Incentive Award and any other cash compensation, fringe benefits including those accruing under any Benefit Plan, and any compensation and benefits due Executive under this Agreement.

         (c) The Holding Company shall indemnify, hold harmless and defend Executive for all acts or omissions taken or not taken by him in good faith while performing services for the Holding Company to the same extent and upon the same terms and conditions as other similarly situated officers and directors of the Holding Company. If and to the extent that the Holding Company maintains, at any time during the remaining term of this Agreement and for an additional period of seven (7) years thereafter, an insurance policy covering the other officers and directors of the Holding Company against law suits, the Holding Company shall use its best efforts to cause

Executive to be covered under such policy upon the same terms and conditions as other similarly situated officers and directors.


23.      MISCELLANEOUS

         Unless otherwise subject to law, all lump sum calculations shall be done using the methods, rates and assumptions set out in Code Section 1274(d) and the regulations and statements issued thereunder by the IRS.


   IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and effective as of November 1, 1999.


                                      ARGO BANCORP, INC.


                                      By: /s/
                                         ---------------------------------------

                                      On Behalf of the Entire Board of Directors


                                          /s/ FRANCES M. PITTS
                                      ------------------------------------------
                                      Executive - FRANCES M. PITTS

                         ARGO FEDERAL SAVINGS BANK, FSB
                              EMPLOYMENT AGREEMENT
                             AS AMENDED AND RESTATED
                             AS OF NOVEMBER 1, 1999


         This AGREEMENT is restated, amended and made effective as of November 1, 1999, by and among ARGO FEDERAL SAVINGS BANK, FSB (the "Bank"), a federally chartered savings institution, with its principal administrative office at 7600 West 63rd Street, Summit, Illinois 60501, ARGO BANCORP, INC., a corporation organized under the laws of the State of Delaware, the holding company for the Bank (the "Holding Company"), and FRANCES M. PITTS ("Executive").

         WHEREAS, the Bank wishes to assure itself of the continued services of Executive for the period provided in this Agreement; and

         WHEREAS, Executive is willing to serve in the employ of the Bank on a permanent basis for said period.

         NOW THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:


1.       POSITION AND RESPONSIBILITIES

     During the period of Executive's employment hereunder, Executive agrees to serve as Senior Vice President and General Counsel of the Bank. Executive shall render administrative and management services to the Bank such as are customarily performed by persons situated in a similar executive capacity. During said period, Executive also agrees to serve, if elected, as an officer and director of the Holding Company or any subsidiary of the Bank.


2.       TERMS AND DUTIES

         (a) The period of Executive's employment under this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of thirty-six (36) calendar months thereafter. Commencing on the first anniversary date of this Agreement, and continuing on each anniversary thereafter, the disinterested members of the board of directors of the Bank ("Board") may extend the Agreement an additional year such that the remaining term of the Agreement shall be three years, unless the Executive elects not to extend the term of this Agreement by giving written notice in accordance with
Section 9 of this Agreement. The Board will review the Agreement and Executive's performance annually for purposes of determining whether to extend the Agreement and the rationale and results thereof shall be included in the minutes of the Board's meeting. The Board shall give notice to the Executive as soon as possible after such review as to whether the Agreement is to be extended.

         (b) During the period of Executive's employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote such amounts of her business time, attention, skill, and efforts reasonably required for the faithful performance of her duties hereunder including activities and services related to the organization, operation and management of the Bank and participation in community and civic organizations; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Bank, or materially affect the performance of Executive's duties pursuant to this Agreement.

         (c) Notwithstanding anything herein to the contrary, Executive's employment with the Bank may be terminated by the Bank or the Executive during the term of this Agreement, subject to the terms and conditions of this Agreement.


3.     COMPENSATION AND REIMBURSEMENT

         (a) The Bank shall pay Executive as compensation a salary of not less than $112,326.00 per year ("Base Salary"). Base Salary shall include any amounts of compensation deferred by Executive under any qualified or non-qualified plan maintained by the Bank. Such Base Salary shall be payable bi-weekly. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually; the first such review will be made no later than one year from the date of this Agreement. Such review shall be conducted by the Board or by a Committee of the Board, delegated such responsibility by the Board. The Committee or the Board may increase Executive's Base Salary. Any increase in Base Salary shall become the "Base Salary" for purposes of this Agreement. In addition to the Base Salary provided in this Section 3(a), the Bank shall also provide Executive, at no cost to Executive, with all such other benefits as are provided uniformly to permanent full-time employees of the Bank.

         (b) The Executive shall be entitled to participate in any employee benefit plans ("Benefit Plans"), arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit from immediately prior to the beginning of the term of this Agreement, and the Bank will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would materially adversely affect Executive's rights or benefits thereunder; provided, however, that the Bank may make such changes to such plans, arrangements or perquisites generally provided to all Bank employees on a non-discriminatory basis. The Bank may acquire "Key Man" insurance on Executive upon such terms and conditions as may be determined from time to time by the Bank. Upon an Event of Termination as defined below, the Bank shall transfer an "Key Man" life insurance, if any is owned by the Bank, to Executive. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive shall be entitled to participate in or receive benefits under any Benefit

Plans including but not limited to, stock grants, restricted stock, stock options (and other option derived benefits), Employee Stock Ownership Plans ("ESOP"), or any other stock-based benefit plan, retirement plans, supplemental retirement plans, pension plans, profit-sharing plans, health-and-accident plans, medical coverage or any other employee benefit plan or arrangement made available by the Bank in the future to its senior executives and key management employees with awards, grants, levels and benefits for Executive equal at least to levels customary in the industry for persons of like title, authority and responsibility as Executive and with levels of Executive's past participation in the Benefit Plans of the Bank, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Executive shall be entitled to incentive compensation and bonuses as provided in any plan of the Bank in which Executive is eligible to participate. Nothing paid to the Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which the Executive is entitled under this Agreement.

         (c) In addition to the Base Salary provided for by paragraph (a) of this Section 3 and other compensation provided for by paragraph (b) of this
Section 3, the Bank shall pay or reimburse Executive for all travel, entertainment and other reasonable expenses incurred in the performance of Executive's obligations under this Agreement and may provide such additional compensation in such form and such amounts as the Board may from time to time determine.

         (d) In addition to Executive's Base Salary as provided in paragraph (a) of this Section 3 and any incentive compensation or discretionary bonus otherwise paid or payable to other senior executives or to Executive exclusively, the Bank shall annually award a Fixed Incentive Award to Executive in an amount equal to one percent (1%) of the Bank's pre-tax profit on an unconsolidated basis. The Fixed Incentive Award shall be calculated annually for the period of August 1 through July 31 of each year. The Fixed Incentive Award shall be paid to Executive or her designated beneficiary upon the earlier of (i) the termination by the Bank of her employment for other than Termination for Cause; (ii) the expiration of this Agreement; (iii) her death or Disability; or
(iv) annually upon the anniversary of this Agreement. In the event Executive is subject to Termination for Cause or voluntarily terminates her employment, other than upon an Event of Termination as defined below, Executive shall forfeit all rights to the Fixed Incentive Award provided under this paragraph.


4.       PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION

         (a) Upon the occurrence of an Event of Termination (as herein defined) during the Executive's term of employment under this Agreement, the provisions of this Section shall apply. As used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Bank or the Holding Company of Executive's full-time employment hereunder for any reason other than a termination governed by Section 5(a), for Disability, as defined in Section 7 hereof, or Termination for Cause, as defined in Section 8 hereof; (ii) Executive's resignation from the Bank's employ upon any (A) failure to elect or reelect or to appoint or reappoint Executive as Senior Vice President and General Counsel, unless consented to by the Executive, (B) a material change in Executive's function, duties, or responsibilities, which change would cause Executive's position to become one of lesser responsibility, importance, or scope from the position and attributes thereof described in Section 1, above, unless consented to by Executive, (C) a relocation of Executive's principal place of employment by more than thirty (30) miles from its location at the effective date of this Agreement, unless consented to by the Executive, (D) a material reduction in the benefits and perquisites to the Executive from those being provided as of the effective date of this Agreement, unless consented to by the Executive, or
(E) a liquidation or dissolution of the Bank or Holding Company, or (F) breach of this Agreement by the Bank. Upon the occurrence of any event described in clauses (A), (B), (C), (D), (E) or (F), above, Executive shall have the right to elect to terminate her employment under this Agreement by resignation upon not less than thirty (30) days prior written notice given within a reasonable period of time not to exceed, except in the case of a continuing breach, four
(4) calendar months after the event giving rise to said right to elect.

         (b) Upon the occurrence of an Event of Termination, the Bank shall be obligated to pay Executive, or, in the event of her subsequent death, her beneficiary or beneficiaries, or her estate, as the case may be, the following payments and benefits:

             (i) Base Salary for the remaining term of the Agreement which shall be the highest annual Base Salary paid prior to Executive's termination of employment with the Holding Company or Bank, and which shall be increased annually during the remaining term of the Agreement at a rate of 4% per year ("Adjusted Base Salary").

             (ii) Bonuses, the Fixed Incentive Award and other incentive payments for the remaining term of the Agreement which shall be calculated as the highest percentage of Base Salary, such bonuses and incentive payments represented prior to Executive's termination of employment with the Holding Company or Bank multiplied by the Adjusted Base Salary each year during the remaining term of the Agreement ("Adjusted Bonus").

             (iii) Continuation for the remaining term of the Agreement of Executive's and Executive's dependents' participation in any life, medical, health, disability, dental insurance or any other "welfare plan" (as such is defined in Section 3 (1) of the Employee Retirement Security Act of 1974 as amended from time to time ("ERISA") in which Executive participates in on the day prior to the effective date of this Agreement (each being a "Welfare Plan"), subject to the same premium contributions on the part of Executive as were required immediately prior to the Event of Termination.

             (iv) A benefit equal to the product of (i) the highest annual allocation of ESOP shares Executive had previously received under the ESOP and
(ii) the lesser of (x) the remaining number of years remaining in the term of the Agreement or (y) the number of annual allocations scheduled to be made under the ESOP immediately prior to the Event of Termination.

             (v) A benefit equal to the (i) additional employer contributions and (ii) net return on all contributions, to which Executive would have been entitled during the remaining term of the Agreement under any other qualified or non-qualified defined contribution plan offered by the Holding Company or the Bank assuming that Executive was 100% vested, Executive made the maximum allowable contributions or deferrals under such plans, Executive's compensation reflected Adjusted Base Salary and Adjusted Bonus and assuming the crediting of interest on contributions being equal to the return provided during the five (5) year period immediately preceding the Event of Termination.

             (vi) A benefit equal to the difference between (i) the benefits under any qualified or non-qualified pension plan (as defined in Section 3
(2)(A) of ERISA) which she would have earned or accrued during the remaining term of the Agreement assuming such benefit was vested and is calculated using Adjusted Base Salary and Adjusted Bonus as appropriate in the formula for Accrued Benefit under the plans and assuming such benefit was calculated without making any reduction in the Accrued Benefit due to the benefit being provided prior to the normal retirement age as set out in the pension plan and (ii) the accrued benefit Executive is vested in at the time of the Event of Termination.

             (vii) A benefit under any non-qualified Supplemental Executive Retirement Plan ("SERP") maintained by the Holding Company or the Bank which Executive would have earned each year within the remaining term of the Agreement, using compensation values which take into account Adjusted Base Salary and Adjusted Bonus and further assuming that the qualified plans to which the SERP refers provide the benefits generally provided to Executive under their terms during the five year period immediately prior to the Event of Termination, the limitations on compensation and benefits under the Code remained fixed at their levels as of the time of the Event of Termination, and the ESOP continued to allocate unallocated shares according to its loan amortization schedule in place on the last day of the ESOP Plan Year immediately prior to the Event of Termination up to the point at which the ESOP would be fully allocated.

             (viii) The benefit (net of deferrals) which would have been earned each year of the remaining term of the Agreement under any other non-qualified deferred compensation arrangements offered by the Holding Company or the Bank calculated using compensation values which take into account Adjusted Base Salary and Adjusted Bonus and which assume a percentage of deferred compensation equal to the highest percentage of compensation actually deferred during the five (5) year period immediately preceding the Event of Termination and assuming the crediting of interest on deferred monies equal to the return provided during the five (5) year period immediately preceding the Event of Termination.

             (ix) A benefit consisting of the award, allocation or grant of stock, restricted stock, stock options or any other stock or stock-related benefit which would have been made to Executive under any and all stock based qualified or non-qualified compensation plans or arrangements offered by Holding Company or the Bank immediately prior to or during the term of the Agreement at either (A) the highest level of award possible for Executive under the terms of plans which provide awards based upon levels of individual or group or institutional performance goals, or (B) if awards are made at the discretion of the Holding Company or Bank, then at a level consistent with awards made in the industry for persons of similar title, authority and responsibility and Executive's past level of benefit under such plans. Such award, allocation or grant as provided herein shall be deemed 100% vested immediately.

             (x) Any award of stock options (or option derived benefits) to Executive which have been made under a stock option plan or the stock option feature of a broader compensation plan which have not already vested shall be made fully vested and further, at the election of Executive, any stock options shall be subsequently cancelled by Executive in consideration for a payment from the Holding Company in an amount equal to the product of (i) the number of stock options cancelled and (ii) the difference between (x) the fair market value (at the time of cancellation) of the stock upon which the option was issued and (y) the exercise price of the stock option.

             (xi) Any award of restricted stock or a stock grant (or award and grant derived benefits) to Executive which have been made under a stock grant plan or feature of a broader compensation plan which have not already vested shall be made fully vested and further, at the election of Executive, any stock awarded under such a plan shall at the election of Executive be subject to a put option entitling Executive to sell all or some portion of such stock to the Holding Company at the then fair market value.

             (xii) For the purpose of calculating benefits to be provided during the remaining term of the Agreement, benefits shall be provided in the form and calculated as described above. In the event that a benefit otherwise payable in a stock form cannot be provided in stock, such benefit will be provided in the form of cash using the greater of the fair market value of the stock at the time of the distribution of the benefit or the closing price of the stock on the day prior to the time of distribution or the last day of trading prior to the time of distribution.

         (c) At the election of the Executive, which election is to be made prior to an Event of Termination, such payments shall be made in a lump sum. In the event that no election is made, payment to Executive will be made on a bi-weekly basis in approximately equal installments during the remaining term of the Agreement. Such payments shall not be reduced in the event the Executive obtains other employment following termination of employment.

         (d) No payments pursuant to this subsection shall, in the aggregate, exceed three times Executive's average annual compensation for the five most recent taxable years that Executive has been employed by the Bank or such lesser number of years in the event that Executive shall have been employed by the Bank for less than five years. For purposes of this subsection 4(b), "average annual compensation" shall be the average annual compensation as defined in Section 5(c) of this Agreement. In the event the Bank is not in compliance with its minimum capital requirements or if such payments pursuant to this subsection (b) would cause the Bank's capital to be reduced below its minimum regulatory capital requirements, such payments shall be deferred until such time as the Bank or successor thereto is in capital compliance.


5.       CHANGE IN CONTROL

         (a) For purposes of this Agreement, a "Change in Control" of the Bank or Holding Company shall mean an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20 % or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any Benefit Plan of the Bank or the Holding Company, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required regulatory approvals not including the lapse of any statutory waiting periods.

         (b) If a Change in Control has occurred pursuant to Section 5(a) or the Board has determined that a Change in Control has occurred, Executive shall be entitled to the benefits provided in paragraphs (c), and (d) of this Section 5 upon her subsequent termination of employment at any time during the term of this Agreement due to: (1) Executive's dismissal or (2) Executive's voluntary resignation following any demotion, loss of title, office or significant authority or responsibility, reduction in annual compensation or material reduction in benefits or relocation of her principal place of employment by more than thirty (30) miles from its location immediately prior to the Change in Control, unless such termination is because of her death or Termination for Cause, provided, however, that such payments shall be reduced by any payment made under Section 4 of this Agreement.

         (c) Upon Executive's entitlement to benefits pursuant to Section 5(b), the Bank shall pay Executive, or in the event of her subsequent death, her beneficiary or beneficiaries, or her estate, as the case may be, a sum equal to the greater of: (1) the payments due for the remaining term of the Agreement; or
2) three (3) times Executive's average annual compensation for the five (5) most recent taxable years that Executive has been employed by the Bank or such lesser number of years in the event that Executive shall have been employed by the Bank for less than five (5) years; provided however, that no payments pursuant to this subsection shall exceed three (3) times the Executive's average annual compensation for the five (5) most recent taxable years that the Executive has been employed by the Bank or such lesser number of years in the event the Executive shall have been employed by the Bank for less than five (5) years. For purposes of this Agreement, such average annual compensation shall include Base Salary, commissions, bonuses (including the Fixed Incentive Award), contributions on Executive's behalf to any pension and/or profit sharing plan, severance payments, retirement payments, directors or committee fees, fringe benefits, and payment of expense items without accountability or business purpose or that do not meet the IRS requirements for deductibility by the Bank. In the event the Bank is not in compliance with its minimum capital requirements or if such payments would cause the Bank's capital to be reduced below its minimum regulatory capital requirements, such payments shall be deferred until such time as the Bank or successor thereto is in capital compliance. At the election of the Executive, which election is to be made prior to a Change in Control, such payment may be made in a lump sum. In the event that no election is made, payment to the Executive will be made on a bi-weekly basis in approximately equal installments over a period of thirty-six (36) months following the Executive's termination. Such payments shall not be reduced in the event Executive obtains other employment following termination of employment.

         (d) Upon the Executive's entitlement to benefits pursuant to Section 5(b), the Bank will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank for Executive and her dependents prior to her severance at no premium cost to the Executive, except to the extent that such coverage may, be changed in its application for all Bank employees on a non-discriminatory basis. Such coverage and payments shall cease upon the expiration of thirty-six (36) months following the Date of Termination.

         (e) In the event that the Executive is receiving bi-weekly payments pursuant to Section 5(c) hereof, on an annual basis, thereafter, between the dates of January 1 and January 31 of each year, Executive shall elect whether the balance of the amount payable under the Agreement at that time shall be paid in a lump sum or on a pro rata basis pursuant to such section. Such election shall be irrevocable for the year for which such election is made.


6.      CHANGE OF CONTROL RELATED PROVISIONS

     Notwithstanding the paragraphs of Section 5, in no event shall the aggregate payments or benefits to be made or afforded to Executive under said paragraphs (the "Termination Benefits") constitute an "excess parachute payment" under Section 28OG of the Code or any successor thereto, and in order to avoid such a result, Termination Benefits will be reduced, if necessary, to an amount (the "Non-Triggering Amount"), the value of which is one dollar ($1.00) less than an amount equal to three (3) times Executive's "base amount", as determined in accordance with said Section 280G. The allocation of the reduction required hereby among the Termination Benefits provided by Section 5 shall be determined by Executive.


7.       TERMINATION FOR DISABILITY; DEATH BENEFIT

         (a) If, as a result of Executive's incapacity due to physical or mental illness, such incapacity being determined by a doctor selected by the Bank, she shall have been absent from her duties with the Bank on a full-time basis for six (6) consecutive months, and within thirty (30) days after written notice of potential termination is given she shall not have returned to the full-time performance of her duties, the Bank may terminate Executive's employment for "Disability.

         (b) The Bank will pay Executive, as disability pay, a bi-weekly payment equal to one hundred percent (100%) of Executive's bi-weekly rate of Base Salary on the effective date of such termination. These disability payments shall commence on the effective date of Executive's termination and will end on the earlier of (i) the date Executive returns to the full-time employment of the Bank in the same capacity as she was employed prior to her termination for Disability and pursuant to an employment agreement between Executive and the Bank; (ii) Executive's full-time employment by another employer; (iii) Executive attaining the normal age of retirement or receiving benefits under any Defined Benefit Plan of the Bank;
(iv) Executive's death; or (v) the expiration of the term of this Agreement. Notwithstanding any other provisions to the contrary, the Bank may apply any proceeds from disability income insurance for Executive which was paid for by the Bank or Holding Company as partial satisfaction of the Bank's obligations under this Section.

         (c) The Bank will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank for Executive and her dependents prior to her termination for Disability. This coverage and payments shall cease upon the earlier of (i) the date Executive returns to the full-time employment of the Bank, in the same capacity as she, was employed prior to her termination for Disability and pursuant to an employment agreement between Executive and the Bank; (ii) Executive's full-time employment by another employer; (iii) Executive's attaining the normal age of retirement or receiving benefits under any Defined Benefit Plan of the Bank;
(iv) the Executive's death; or (v) the expiration of the term of this Agreement.

         (d) Notwithstanding the foregoing, there will be no reduction in the compensation otherwise payable to Executive during any period which Executive is incapable of performing her duties hereunder by reason of temporary disability.

         (e) Notwithstanding anything to the contrary contained herein, upon the death of the Executive during the term hereof, the Estate of the Executive shall be paid her Base Compensation and Fixed Incentive Award for a period of twelve
(12) months following the death of the Executive, unless the remaining term of the Agreement is less than twelve (12) months then the Estate of the Executive shall be paid the Base Compensation and Fixed Incentive Award through the remaining term of the Agreement.


8.       TERMINATION FOR CAUSE

         (a) The term "Termination for Cause" shall mean termination because of Executive's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order or material breach of any provision of this Agreement. Notwithstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to her a Notice of Termination which shall include a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for her, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. Except as provided in Section 8(b) hereof, Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause except for compensation and benefits already vested. During the period beginning on the date of the Notice of Termination for Cause pursuant to Section 9 hereof through the Date of Termination, stock options and related limited rights granted to Executive under any stock option plan shall not be exercisable nor shall any unvested awards granted to Executive under any stock benefit plan of the Bank, the Holding Company or any subsidiary or affiliate thereof vest. At the Date of Termination, such stock options and related limited rights and such unvested awards shall become null and void and shall not be exercisable by or delivered to Executive at any time subsequent to such Date of Termination for Cause.

         (b) If, within thirty (30) days after Notice of Termination for Cause is received by Executive, the Executive notifies the Bank that a dispute exists concerning the termination ("Notice of Dispute"), the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a Notice of Dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. In the event the Executive pursues resolution of such dispute through arbitration in accordance with the rules of the American Arbitration Association then in effect, the Bank will continue to pay Executive his Base Salary in effect when the Notice of Dispute notice giving rise to the dispute was given until the earlier of- 1) the resolution of the dispute pursuant to arbitration in accordance with this Agreement or 2) six months from the Date of Termination as specified in the Notice of Termination for Cause.


9.    NOTICE

         (a) Any purported termination by the Bank or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

         (b) "Date of Termination" shall mean the date specified in the Notice of Termination (which, in the case of a Termination for Cause, shall not be less than thirty days from the date such Notice of Termination is given.).

         (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Bank will continue to pay Executive her full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and the Executive shall continue as a participant in all compensation, benefit and insurance plans in which she was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

         (d) The Bank may terminate the Executive's employment at any time, but any termination by the Bank, other than Termination for Cause, shall not prejudice Executive's right to compensation or other benefits under this Agreement or under any other benefit or compensation plans or programs maintained by the Bank from time to time. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 8 hereinabove.


10.    POST-TERMINATION OBLIGATIONS

         (a) All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with paragraph (b) of this Section 10 during the term of this Agreement and for one (1) full year after the expiration or termination hereof.

         (b) Executive shall, upon reasonable notice, furnish such information and assistance to the Bank as may reasonably be required by the Bank in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party. The Bank will reimburse the Executive for reasonable costs incurred by the Executive in connection with furnishing such information and assistance to the Bank.


11.      CONFIDENTIALITY

         Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Bank and affiliates thereof, as it may exist from time to time, is a valuable, special and unique asset of the business of the Bank. Executive win not, during or after the term of her employment, disclose any knowledge of the past, present, planned or considered business activities of the Bank or affiliates thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever, unless expressly authorized by the Board of Directors or required by law. Notwithstanding the foregoing, Executive may disclose any knowledge of legal, banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Bank. In the event of a breach or threatened breach by Executive of the provisions of this Section, the Bank will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Bank or affiliates thereof, or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Bank from pursuing any other remedies available to the Bank for such breach or threatened breach, including the recovery of damages from Executive.


12.      SOURCE OF PAYMENTS

         (a) All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Bank. The Holding Company, however, unconditionally guarantees payment and provision of all amounts and benefits due hereunder to Executive and, if such amounts and benefits due from the Bank are not timely paid or provided by the Bank, such amounts and benefits shall be paid or provided by the Holding Company.

         (b) Notwithstanding any provision herein to the contrary, to the extent that payments and benefits, as provided by this Agreement, are paid to or received by Executive under the Employment Agreement dated and effective November 1, 1999, between Executive and the Holding Company, except to the extent that Base Salary is paid by the Holding Company under the Holding Company Agreement with respect to duties performed pursuant thereto, such compensation payments and benefits paid by the Holding Company will be subtracted from any amounts due simultaneously to Executive under similar provisions of this Agreement.


13.      EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS

     This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Bank or any predecessor of the Bank and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to her without reference to this Agreement.


14.       NO ATTACHMENT

         (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

         (b) This Agreement shall be binding upon, and inure to the benefit of, Executive and the Bank and their respective successors and assigns.


15.       MODIFICATION AND WAIVER

         (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

         (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.


16.       REQUIRED PROVISIONS

         (a) The Bank may terminate Executive's employment at any time, but any termination by the Bank, other than Termination for Cause, shall not prejudice Executive's right to compensation or other benefits under this Agreement. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 8 hereinabove.

         (b) If Executive is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section g(e)(3) or 8(g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1818(e)(3) or (g)(1); the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay Executive all or part of the compensation withheld while the respective obligations under this Agreement were suspended and (ii) reinstate (in whole or in part) any of the obligations which were suspended.

         (c) If Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1818(e)(4) or (g)(1), all obligations of the institution under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties hereto shall not be affected.

         (d) If the Bank is in default as defined in Section 3(x)(1) of the Federal Deposit

Insurance Act, 12 U.S.C. ss.1813(x)(1) all obligations of the Bank under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

         (e) All obligations of the Bank under this Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Bank, (i) by the Director of the OTS (or his designee) or the FDIC, at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1823(c); or
(ii) by the Director of the OTS (or his designee) at the time the Director (or his designee) approves a supervisory merger to resolve problems related to the operations of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

         (f) Any payments made to Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon compliance with 12
U.S.C.ss.1828(k) and 12 C.F.R.ss.545.121 and any rules and regulations promulgated thereunder.


17.      SEVERABILITY

         If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.


18.       HEADINGS FOR REFERENCE ONLY

     The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.


19.       GOVERNING LAW

     The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Illinois, but only to the extent not superseded by federal law.


20.      ARBITRATION

         Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by Executive within fifty (50) miles from the location of the Bank, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of her right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

     In the event any dispute or controversy arising under or in connection with Executive's termination is resolved in favor of Executive, whether by judgment, arbitration or settlement, Executive shall be entitled to the payment of all back-pay, including salary, bonuses (including the Fixed Incentive Award) and all other cash compensation, fringe benefits including those accruing under any Benefit and any compensation and benefits due Executive under this Agreement.


21.      PAYMENT OF COSTS AND LEGAL FEES

     All reasonable costs and legal fees paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Bank if Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement.

22.      INDEMNIFICATION

         (a) The Bank shall provide Executive (including her heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense and shall indemnify Executive (and the Executive's heirs, executors and administrators) to the fullest extent permitted under federal law against all expenses and liabilities reasonably incurred by her in connection with or arising out of any action, suit or proceeding in which she may be involved by reason of her having been a director or officer of the Bank (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements.

         (b) Any payments made to Executive pursuant to this Section are subject to and conditioned upon compliance with 12 C. F. R.ss.545.121 and any rules or regulations promulgated thereunder.

23.      SUCCESSOR TO THE BANK

         The Bank shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Bank or the Holding Company, expressly and unconditionally to assume and agree to perform the Bank's obligations under this Agreement, in the same manner and to the same extent that the Bank would be required to perform if no such succession or assignment had taken place.

ARGO BANCORP, INC.

By: /s/ JOHN G. YEDINAK
----------------------------------------------
         John G. Yedinak
         President and Chief Executive Officer

ARGO FEDERAL SAVINGS BANK

By: /s/ JOHN G. YEDINAK
----------------------------------------------
         John G. Yedinak
         President and Chief Executive Officer

EXECUTIVE:

/s/ FRANCES M. PITTS
-------------------------------------------
         FRANCES M. PITTS

                         ARGO FEDERAL SAVINGS BANK, FSB
                              EMPLOYMENT AGREEMENT
                             AS AMENDED AND RESTATED
                             AS OF NOVEMBER 1, 1999


         This AGREEMENT is restated, amended and made effective as of November 1, 1999, by and among ARGO FEDERAL SAVINGS BANK, FSB (the "Bank"), a federally chartered savings institution, with its principal administrative office at 7600 West 63rd Street, Summit, Illinois 60501, ARGO BANCORP, INC., a corporation organized under the laws of the State of Delaware, the holding company for the Bank (the "Holding Company"), and FRANCES M. PITTS ("Executive").

         WHEREAS, the Bank wishes to assure itself of the continued services of Executive for the period provided in this Agreement; and

         WHEREAS, Executive is willing to serve in the employ of the Bank on a permanent basis for said period.

         NOW THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:


1.       POSITION AND RESPONSIBILITIES

     During the period of Executive's employment hereunder, Executive agrees to serve as Senior Vice President and General Counsel of the Bank. Executive shall render administrative and management services to the Bank such as are customarily performed by persons situated in a similar executive capacity. During said period, Executive also agrees to serve, if elected, as an officer and director of the Holding Company or any subsidiary of the Bank.


2.       TERMS AND DUTIES

         (a) The period of Executive's employment under this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of thirty-six (36) calendar months thereafter. Commencing on the first anniversary date of this Agreement, and continuing on each anniversary thereafter, the disinterested members of the board of directors of the Bank ("Board") may extend the Agreement an additional year such that the remaining term of the Agreement shall be three years, unless the Executive elects not to extend the term of this Agreement by giving written notice in accordance with
Section 9 of this Agreement. The Board will review the Agreement and Executive's performance annually for purposes of determining whether to extend the Agreement and the rationale and results thereof shall be included in the minutes of the Board's meeting. The Board shall give notice to the Executive as soon as possible after such review as to whether the Agreement is to be extended.

         (b) During the period of Executive's employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote such amounts of her business time, attention, skill, and efforts reasonably required for the faithful performance of her duties hereunder including activities and services related to the organization, operation and management of the Bank and participation in community and civic organizations; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Bank, or materially affect the performance of Executive's duties pursuant to this Agreement.

         (c) Notwithstanding anything herein to the contrary, Executive's employment with the Bank may be terminated by the Bank or the Executive during the term of this Agreement, subject to the terms and conditions of this Agreement.


3.     COMPENSATION AND REIMBURSEMENT

         (a) The Bank shall pay Executive as compensation a salary of not less than $112,326.00 per year ("Base Salary"). Base Salary shall include any amounts of compensation deferred by Executive under any qualified or non-qualified plan maintained by the Bank. Such Base Salary shall be payable bi-weekly. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually; the first such review will be made no later than one year from the date of this Agreement. Such review shall be conducted by the Board or by a Committee of the Board, delegated such responsibility by the Board. The Committee or the Board may increase Executive's Base Salary. Any increase in Base Salary shall become the "Base Salary" for purposes of this Agreement. In addition to the Base Salary provided in this Section 3(a), the Bank shall also provide Executive, at no cost to Executive, with all such other benefits as are provided uniformly to permanent full-time employees of the Bank.

         (b) The Executive shall be entitled to participate in any employee benefit plans ("Benefit Plans"), arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit from immediately prior to the beginning of the term of this Agreement, and the Bank will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would materially adversely affect Executive's rights or benefits thereunder; provided, however, that the Bank may make such changes to such plans, arrangements or perquisites generally provided to all Bank employees on a non-discriminatory basis. The Bank may acquire "Key Man" insurance on Executive upon such terms and conditions as may be determined from time to time by the Bank. Upon an Event of Termination as defined below, the Bank shall transfer an "Key Man" life insurance, if any is owned by the Bank, to Executive. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive shall be entitled to participate in or receive benefits under any Benefit

Plans including but not limited to, stock grants, restricted stock, stock options (and other option derived benefits), Employee Stock Ownership Plans ("ESOP"), or any other stock-based benefit plan, retirement plans, supplemental retirement plans, pension plans, profit-sharing plans, health-and-accident plans, medical coverage or any other employee benefit plan or arrangement made available by the Bank in the future to its senior executives and key management employees with awards, grants, levels and benefits for Executive equal at least to levels customary in the industry for persons of like title, authority and responsibility as Executive and with levels of Executive's past participation in the Benefit Plans of the Bank, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Executive shall be entitled to incentive compensation and bonuses as provided in any plan of the Bank in which Executive is eligible to participate. Nothing paid to the Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which the Executive is entitled under this Agreement.

         (c) In addition to the Base Salary provided for by paragraph (a) of this Section 3 and other compensation provided for by paragraph (b) of this
Section 3, the Bank shall pay or reimburse Executive for all travel, entertainment and other reasonable expenses incurred in the performance of Executive's obligations under this Agreement and may provide such additional compensation in such form and such amounts as the Board may from time to time determine.

         (d) In addition to Executive's Base Salary as provided in paragraph (a) of this Section 3 and any incentive compensation or discretionary bonus otherwise paid or payable to other senior executives or to Executive exclusively, the Bank shall annually award a Fixed Incentive Award to Executive in an amount equal to one percent (1%) of the Bank's pre-tax profit on an unconsolidated basis. The Fixed Incentive Award shall be calculated annually for the period of August 1 through July 31 of each year. The Fixed Incentive Award shall be paid to Executive or her designated beneficiary upon the earlier of (i) the termination by the Bank of her employment for other than Termination for Cause; (ii) the expiration of this Agreement; (iii) her death or Disability; or
(iv) annually upon the anniversary of this Agreement. In the event Executive is subject to Termination for Cause or voluntarily terminates her employment, other than upon an Event of Termination as defined below, Executive shall forfeit all rights to the Fixed Incentive Award provided under this paragraph.


4.       PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION

         (a) Upon the occurrence of an Event of Termination (as herein defined) during the Executive's term of employment under this Agreement, the provisions of this Section shall apply. As used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Bank or the Holding Company of Executive's full-time employment hereunder for any reason other than a termination governed by Section 5(a), for Disability, as defined in Section 7 hereof, or Termination for Cause, as defined in Section 8 hereof; (ii) Executive's resignation from the Bank's employ upon any (A) failure to elect or reelect or to appoint or reappoint Executive as Senior Vice President and General Counsel, unless consented to by the Executive, (B) a material change in Executive's function, duties, or responsibilities, which change would cause Executive's position to become one of lesser responsibility, importance, or scope from the position and attributes thereof described in Section 1, above, unless consented to by Executive, (C) a relocation of Executive's principal place of employment by more than thirty (30) miles from its location at the effective date of this Agreement, unless consented to by the Executive, (D) a material reduction in the benefits and perquisites to the Executive from those being provided as of the effective date of this Agreement, unless consented to by the Executive, or (E) a liquidation or dissolution of the Bank or Holding Company, or (F) breach of this Agreement by the Bank. Upon the occurrence of any event described in clauses
(A), (B), (C), (D), (E) or (F), above, Executive shall have the right to elect to terminate her employment under this Agreement by resignation upon not less than thirty (30) days prior written notice given within a reasonable period of time not to exceed, except in the case of a continuing breach, four (4) calendar months after the event giving rise to said right to elect.

         (b) Upon the occurrence of an Event of Termination, the Bank shall be obligated to pay Executive, or, in the event of her subsequent death, her beneficiary or beneficiaries, or her estate, as the case may be, the following payments and benefits:

                  (i) Base Salary for the remaining term of the Agreement which shall be the highest annual Base Salary paid prior to Executive's termination of employment with the Holding Company or Bank, and which shall be increased annually during the remaining term of the Agreement at a rate of 4% per year ("Adjusted Base Salary").

                  (ii) Bonuses, the Fixed Incentive Award and other incentive payments for the remaining term of the Agreement which shall be calculated as the highest percentage of Base Salary, such bonuses and incentive payments represented prior to Executive's termination of employment with the Holding Company or Bank multiplied by the Adjusted Base Salary each year during the remaining term of the Agreement ("Adjusted Bonus").

                  (iii) Continuation for the remaining term of the Agreement of Executive's and Executive's dependents' participation in any life, medical, health, disability, dental insurance or any other "welfare plan" (as such is defined in Section 3 (1) of the Employee Retirement Security Act of 1974 as amended from time to time ("ERISA") in which Executive participates in on the day prior to the effective date of this Agreement (each being a "Welfare Plan"), subject to the same premium contributions on the part of Executive as were required immediately prior to the Event of Termination.

                  (iv) A benefit equal to the product of (i) the highest annual allocation of ESOP shares Executive had previously received under the ESOP and (ii) the lesser of (x) the remaining number of years remaining in the term of the Agreement or (y) the number of annual allocations scheduled to be made under the ESOP immediately prior to the Event of Termination.

                  (v) A benefit equal to the (i) additional employer contributions and (ii) net return on all contributions, to which Executive would have been entitled during the remaining term of the Agreement under any other qualified or non-qualified defined contribution plan offered by the Holding Company or the Bank assuming that Executive was 100% vested, Executive made the maximum allowable contributions or deferrals under such plans, Executive's compensation reflected Adjusted Base Salary and Adjusted Bonus and assuming the crediting of interest on contributions being equal to the return provided during the five (5) year period immediately preceding the Event of Termination.

                  (vi) A benefit equal to the difference between (i) the benefits under any qualified or non-qualified pension plan (as defined in Section 3 (2)(A) of ERISA) which she would have earned or accrued during the remaining term of the Agreement assuming such benefit was vested and is calculated using Adjusted Base Salary and Adjusted Bonus as appropriate in the formula for Accrued Benefit under the plans and assuming such benefit was calculated without making any reduction in the Accrued Benefit due to the benefit being provided prior to the normal retirement age as set out in the pension plan and (ii) the accrued benefit Executive is vested in at the time of the Event of Termination.

                  (vii) A benefit under any non-qualified Supplemental Executive Retirement Plan ("SERP") maintained by the Holding Company or the Bank which Executive would have earned each year within the remaining term of the Agreement, using compensation values which take into account Adjusted Base Salary and Adjusted Bonus and further assuming that the qualified plans to which the SERP refers provide the benefits generally provided to Executive under their terms during the five year period immediately prior to the Event of Termination, the limitations on compensation and benefits under the Code remained fixed at their levels as of the time of the Event of Termination, and the ESOP continued to allocate unallocated shares according to its loan amortization schedule in place on the last day of the ESOP Plan Year immediately prior to the Event of Termination up to the point at which the ESOP would be fully allocated.

                  (viii) The benefit (net of deferrals) which would have been earned each year of the remaining term of the Agreement under any other non-qualified deferred compensation arrangements offered by the Holding Company or the Bank calculated using compensation values which take into account Adjusted Base Salary and Adjusted Bonus and which assume a percentage of deferred compensation equal to the highest percentage of compensation actually deferred during the five (5) year period immediately preceding the Event of Termination and assuming the crediting of interest on deferred monies equal to the return provided during the five (5) year period immediately preceding the Event of Termination.

                  (ix) A benefit consisting of the award, allocation or grant of stock, restricted stock, stock options or any other stock or stock-related benefit which would have been made to Executive under any and all stock based qualified or non-qualified compensation plans or arrangements offered by Holding Company or the Bank immediately prior to or during the term of the Agreement at either (A) the highest level of award possible for Executive under the terms of plans which provide awards based upon levels of individual or group or institutional performance goals, or (B) if awards are made at the discretion of the Holding Company or Bank, then at a level consistent with awards made in the industry for persons of similar title, authority and responsibility and Executive's past level of benefit under such plans. Such award, allocation or grant as provided herein shall be deemed 100% vested immediately.

                  (x) Any award of stock options (or option derived benefits) to Executive which have been made under a stock option plan or the stock option feature of a broader compensation plan which have not already vested shall be made fully vested and further, at the election of Executive, any stock options shall be subsequently cancelled by Executive in consideration for a payment from the Holding Company in an amount equal to the product of (i) the number of stock options cancelled and (ii) the difference between (x) the fair market value (at the time of cancellation) of the stock upon which the option was issued and (y) the exercise price of the stock option.

                  (xi) Any award of restricted stock or a stock grant (or award and grant derived benefits) to Executive which have been made under a stock grant plan or feature of a broader compensation plan which have not already vested shall be made fully vested and further, at the election of Executive, any stock awarded under such a plan shall at the election of Executive be subject to a put option entitling Executive to sell all or some portion of such stock to the Holding Company at the then fair market value.

                  (xii) For the purpose of calculating benefits to be provided during the remaining term of the Agreement, benefits shall be provided in the form and calculated as described above. In the event that a benefit otherwise payable in a stock form cannot be provided in stock, such benefit will be provided in the form of cash using the greater of the fair market value of the stock at the time of the distribution of the benefit or the closing price of the stock on the day prior to the time of distribution or the last day of trading prior to the time of distribution.

         (c) At the election of the Executive, which election is to be made prior to an Event of Termination, such payments shall be made in a lump sum. In the event that no election is made, payment to Executive will be made on a bi-weekly basis in approximately equal installments during the remaining term of the Agreement. Such payments shall not be reduced in the event the Executive obtains other employment following termination of employment.

         (d) No payments pursuant to this subsection shall, in the aggregate, exceed three times Executive's average annual compensation for the five most recent taxable years that Executive has been employed by the Bank or such lesser number of years in the event that Executive shall have been employed by the Bank for less than five years. For purposes of this subsection 4(b), "average annual compensation" shall be the average annual compensation as defined in Section 5(c) of this Agreement. In the event the Bank is not in compliance with its minimum capital requirements or if such payments pursuant to this subsection (b) would cause the Bank's capital to be reduced below its minimum regulatory capital requirements, such payments shall be deferred until such time as the Bank or successor thereto is in capital compliance.


5.       CHANGE IN CONTROL

         (a) For purposes of this Agreement, a "Change in Control" of the Bank or Holding Company shall mean an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20 % or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any Benefit Plan of the Bank or the Holding Company, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required regulatory approvals not including the lapse of any statutory waiting periods.

         (b) If a Change in Control has occurred pursuant to Section 5(a) or the Board has determined that a Change in Control has occurred, Executive shall be entitled to the benefits provided in paragraphs (c), and (d) of this Section 5 upon her subsequent termination of employment at any time during the term of this Agreement due to: (1) Executive's dismissal or (2) Executive's voluntary resignation following any demotion, loss of title, office or significant authority or responsibility, reduction in annual compensation or material reduction in benefits or relocation of her principal place of employment by more than thirty (30) miles from its location immediately prior to the Change in Control, unless such termination is because of her death or Termination for Cause, provided, however, that such payments shall be reduced by any payment made under Section 4 of this Agreement.

         (c) Upon Executive's entitlement to benefits pursuant to Section 5(b), the Bank shall pay Executive, or in the event of her subsequent death, her beneficiary or beneficiaries, or her estate, as the case may be, a sum equal to the greater of: (1) the payments due for the remaining term of the Agreement; or
2) three (3) times Executive's average annual compensation for the five (5) most recent taxable years that Executive has been employed by the Bank or such lesser number of years in the event that Executive shall have been employed by the Bank for less than five (5) years; provided however, that no payments pursuant to this subsection shall exceed three (3) times the Executive's average annual compensation for the five (5) most recent taxable years that the Executive has been employed by the Bank or such lesser number of years in the event the Executive shall have been employed by the Bank for less than five (5) years. For purposes of this Agreement, such average annual compensation shall include Base Salary, commissions, bonuses (including the Fixed Incentive Award), contributions on Executive's behalf to any pension and/or profit sharing plan, severance payments, retirement payments, directors or committee fees, fringe benefits, and payment of expense items without accountability or business purpose or that do not meet the IRS requirements for deductibility by the Bank. In the event the Bank is not in compliance with its minimum capital requirements or if such payments would cause the Bank's capital to be reduced below its minimum regulatory capital requirements, such payments shall be deferred until such time as the Bank or successor thereto is in capital compliance. At the election of the Executive, which election is to be made prior to a Change in Control, such payment may be made in a lump sum. In the event that no election is made, payment to the Executive will be made on a bi-weekly basis in approximately equal installments over a period of thirty-six (36) months following the Executive's termination. Such payments shall not be reduced in the event Executive obtains other employment following termination of employment.

         (d) Upon the Executive's entitlement to benefits pursuant to Section 5(b), the Bank will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank for Executive and her dependents prior to her severance at no premium cost to the Executive, except to the extent that such coverage may, be changed in its application for all Bank employees on a non-discriminatory basis. Such coverage and payments shall cease upon the expiration of thirty-six (36) months following the Date of Termination.

         (e) In the event that the Executive is receiving bi-weekly payments pursuant to Section 5(c) hereof, on an annual basis, thereafter, between the dates of January 1 and January 31 of each year, Executive shall elect whether the balance of the amount payable under the Agreement at that time shall be paid in a lump sum or on a pro rata basis pursuant to such section. Such election shall be irrevocable for the year for which such election is made.


6.      CHANGE OF CONTROL RELATED PROVISIONS

     Notwithstanding the paragraphs of Section 5, in no event shall the aggregate payments or benefits to be made or afforded to Executive under said paragraphs (the "Termination Benefits") constitute an "excess parachute payment" under Section 28OG of the Code or any successor thereto, and in order to avoid such a result, Termination Benefits will be reduced, if necessary, to an amount (the "Non-Triggering Amount"), the value of which is one dollar ($1.00) less than an amount equal to three (3) times Executive's "base amount", as determined in accordance with said Section 280G. The allocation of the reduction required hereby among the Termination Benefits provided by Section 5 shall be determined by Executive.


7.       TERMINATION FOR DISABILITY; DEATH BENEFIT

         (a) If, as a result of Executive's incapacity due to physical or mental illness, such incapacity being determined by a doctor selected by the Bank, she shall have been absent from her duties with the Bank on a full-time basis for six (6) consecutive months, and within thirty (30) days after written notice of potential termination is given she shall not have returned to the full-time performance of her duties, the Bank may terminate Executive's employment for "Disability.

         (b) The Bank will pay Executive, as disability pay, a bi-weekly payment equal to one hundred percent (100%) of Executive's bi-weekly rate of Base Salary on the effective date of such termination. These disability payments shall commence on the effective date of Executive's termination and will end on the earlier of (i) the date Executive returns to the full-time employment of the Bank in the same capacity as she was employed prior to her termination for Disability and pursuant to an employment agreement between Executive and the Bank; (ii) Executive's full-time employment by another employer; (iii) Executive attaining the normal age of retirement or receiving benefits under any Defined Benefit Plan of the Bank;
(iv) Executive's death; or (v) the expiration of the term of this Agreement. Notwithstanding any other provisions to the contrary, the Bank may apply any proceeds from disability income insurance for Executive which was paid for by the Bank or Holding Company as partial satisfaction of the Bank's obligations under this Section.

         (c) The Bank will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank for Executive and her dependents prior to her termination for Disability. This coverage and payments shall cease upon the earlier of (i) the date Executive returns to the full-time employment of the Bank, in the same capacity as she, was employed prior to her termination for Disability and pursuant to an employment agreement between Executive and the Bank; (ii) Executive's full-time employment by another employer; (iii) Executive's attaining the normal age of retirement or receiving benefits under any Defined Benefit Plan of the Bank;
(iv) the Executive's death; or (v) the expiration of the term of this Agreement.

         (d) Notwithstanding the foregoing, there will be no reduction in the compensation otherwise payable to Executive during any period which Executive is incapable of performing her duties hereunder by reason of temporary disability.

         (e) Notwithstanding anything to the contrary contained herein, upon the death of the Executive during the term hereof, the Estate of the Executive shall be paid her Base Compensation and Fixed Incentive Award for a period of twelve
(12) months following the death of the Executive, unless the remaining term of the Agreement is less than twelve (12) months then the Estate of the Executive shall be paid the Base Compensation and Fixed Incentive Award through the remaining term of the Agreement.


8.       TERMINATION FOR CAUSE

         (a) The term "Termination for Cause" shall mean termination because of Executive's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order or material breach of any provision of this Agreement. Notwithstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to her a Notice of Termination which shall include a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for her, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. Except as provided in Section 8(b) hereof, Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause except for compensation and benefits already vested. During the period beginning on the date of the Notice of Termination for Cause pursuant to Section 9 hereof through the Date of Termination, stock options and related limited rights granted to Executive under any stock option plan shall not be exercisable nor shall any unvested awards granted to Executive under any stock benefit plan of the Bank, the Holding Company or any subsidiary or affiliate thereof vest. At the Date of Termination, such stock options and related limited rights and such unvested awards shall become null and void and shall not be exercisable by or delivered to Executive at any time subsequent to such Date of Termination for Cause.

         (b) If, within thirty (30) days after Notice of Termination for Cause is received by Executive, the Executive notifies the Bank that a dispute exists concerning the termination ("Notice of Dispute"), the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a Notice of Dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. In the event the Executive pursues resolution of such dispute through arbitration in accordance with the rules of the American Arbitration Association then in effect, the Bank will continue to pay Executive his Base Salary in effect when the Notice of Dispute notice giving rise to the dispute was given until the earlier of- 1) the resolution of the dispute pursuant to arbitration in accordance with this Agreement or 2) six months from the Date of Termination as specified in the Notice of Termination for Cause.


9.    NOTICE

         (a) Any purported termination by the Bank or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

         (b) "Date of Termination" shall mean the date specified in the Notice of Termination (which, in the case of a Termination for Cause, shall not be less than thirty days from the date such Notice of Termination is given.).

         (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Bank will continue to pay Executive her full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and the Executive shall continue as a participant in all compensation, benefit and insurance plans in which she was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

         (d) The Bank may terminate the Executive's employment at any time, but any termination by the Bank, other than Termination for Cause, shall not prejudice Executive's right to compensation or other benefits under this Agreement or under any other benefit or compensation plans or programs maintained by the Bank from time to time. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 8 hereinabove.


10.    POST-TERMINATION OBLIGATIONS

         (a) All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with paragraph (b) of this Section 10 during the term of this Agreement and for one (1) full year after the expiration or termination hereof.

         (b) Executive shall, upon reasonable notice, furnish such information and assistance to the Bank as may reasonably be required by the Bank in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party. The Bank will reimburse the Executive for reasonable costs incurred by the Executive in connection with furnishing such information and assistance to the Bank.


11.      CONFIDENTIALITY

         Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Bank and affiliates thereof, as it may exist from time to time, is a valuable, special and unique asset of the business of the Bank. Executive win not, during or after the term of her employment, disclose any knowledge of the past, present, planned or considered business activities of the Bank or affiliates thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever, unless expressly authorized by the Board of Directors or required by law. Notwithstanding the foregoing, Executive may disclose any knowledge of legal, banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Bank. In the event of a breach or threatened breach by Executive of the provisions of this Section, the Bank will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Bank or affiliates thereof, or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Bank from pursuing any other remedies available to the Bank for such breach or threatened breach, including the recovery of damages from Executive.


 12.      SOURCE OF PAYMENTS

         (a) All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Bank. The Holding Company, however, unconditionally guarantees payment and provision of all amounts and benefits due hereunder to Executive and, if such amounts and benefits due from the Bank are not timely paid or provided by the Bank, such amounts and benefits shall be paid or provided by the Holding Company.

         (b) Notwithstanding any provision herein to the contrary, to the extent that payments and benefits, as provided by this Agreement, are paid to or received by Executive under the Employment Agreement dated and effective November 1, 1999, between Executive and the Holding Company, except to the extent that Base Salary is paid by the Holding Company under the Holding Company Agreement with respect to duties performed pursuant thereto, such compensation payments and benefits paid by the Holding Company will be subtracted from any amounts due simultaneously to Executive under similar provisions of this Agreement.


13.      EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS

     This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Bank or any predecessor of the Bank and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to her without reference to this Agreement.


14.       NO ATTACHMENT

         (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

         (b) This Agreement shall be binding upon, and inure to the benefit of, Executive and the Bank and their respective successors and assigns.


15.      MODIFICATION AND WAIVER

         (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

         (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

16.       REQUIRED PROVISIONS

         (a) The Bank may terminate Executive's employment at any time, but any termination by the Bank, other than Termination for Cause, shall not prejudice Executive's right to compensation or other benefits under this Agreement. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 8 hereinabove.

         (b) If Executive is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section g(e)(3) or 8(g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1818(e)(3) or (g)(1); the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay Executive all or part of the compensation withheld while the respective obligations under this Agreement were suspended and (ii) reinstate (in whole or in part) any of the obligations which were suspended.

         (c) If Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1818(e)(4) or (g)(1), all obligations of the institution under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties hereto shall not be affected.

         (d) If the Bank is in default as defined in Section 3(x)(1) of the Federal Deposit

Insurance Act, 12 U.S.C. ss.1813(x)(1) all obligations of the Bank under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

         (e) All obligations of the Bank under this Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Bank, (i) by the Director of the OTS (or his designee) or the FDIC, at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1823(c); or
(ii) by the Director of the OTS (or his designee) at the time the Director (or his designee) approves a supervisory merger to resolve problems related to the operations of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

         (f) Any payments made to Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon compliance with 12 U.S.C. ss.1828(k) and 12 C.F.R. ss.545.121 and any rules and regulations promulgated thereunder.



17.      SEVERABILITY

         If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.


18.       HEADINGS FOR REFERENCE ONLY

     The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.


19.       GOVERNING LAW

     The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Illinois, but only to the extent not superseded by federal law.


20.      ARBITRATION

         Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by Executive within fifty (50) miles from the location of the Bank, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of her right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

     In the event any dispute or controversy arising under or in connection with Executive's termination is resolved in favor of Executive, whether by judgment, arbitration or settlement, Executive shall be entitled to the payment of all back-pay, including salary, bonuses (including the Fixed Incentive Award) and all other cash compensation, fringe benefits including those accruing under any Benefit and any compensation and benefits due Executive under this Agreement.


21.      PAYMENT OF COSTS AND LEGAL FEES

     All reasonable costs and legal fees paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Bank if Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement.

22.      INDEMNIFICATION

         (a) The Bank shall provide Executive (including her heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense and shall indemnify Executive (and the Executive's heirs, executors and administrators) to the fullest extent permitted under federal law against all expenses and liabilities reasonably incurred by her in connection with or arising out of any action, suit or proceeding in which she may be involved by reason of her having been a director or officer of the Bank (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements.

         (b) Any payments made to Executive pursuant to this Section are subject to and conditioned upon compliance with 12 C.F.R. ss.545.121 and any rules or regulations promulgated thereunder.

23.      SUCCESSOR TO THE BANK

         The Bank shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Bank or the Holding Company, expressly and unconditionally to assume and agree to perform the Bank's obligations under this Agreement, in the same manner and to the same extent that the Bank would be required to perform if no such succession or assignment had taken place.

ARGO BANCORP, INC.


By:  /s/ JOHN G. YEDINAK
    -------------------------------------------
         John G. Yedinak
         President and Chief Executive Officer


ARGO FEDERAL SAVINGS BANK


By:  /s/ JOHN G. YEDINAK
    --------------------------------------------
         John G. Yedinak
         President and Chief Executive Officer


EXECUTIVE:

/s/ FRANCES M. PITTS
-----------------------------------------------
         FRANCES M. PITTS